September 30, 2012

Mr. Michael Schmidt
Avis Budget Car Rental, LLC
6 Sylvan Way
Parsippany, N.J. 07054

Dear Mr. Schmidt:

This letter will confirm the agreement (“Agreement”) between Avis Budget Car Rental, LLC (“ABG”) and General Motors, LLC (“GM”) regarding ABG’s  purchase or lease of GM 2013 model year vehicles under i) the 2013 MY Daily Rental Purchase Program, ii) the 2013 MY National Fleet Purchase Program, and iii) other incentive programs available to ABG.

The terms and conditions of this Agreement are as follows:

2013 MY Daily Rental Purchase Program (VN9)
1.	General Terms and Conditions:
a.	GM shall make available 2013 model year vehicles under the terms and conditions of GM’s 2013 Model Year Daily Rental Purchase Program. (Refer to Attachment 1.)
b.	ABG agrees to purchase or lease these GM vehicles from GM dealers in a mix which includes mostly GM’s higher priced models. (Refer to Attachment 1A.)
c.
GM or its subsidiaries shall purchase tendered 2013 model year vehicles from ABG that qualify for purchase under the terms and conditions of GM’s 2013 MY Daily Rental Purchase Program.  (Refer to Attachment 1.)

2.	YT2 Flat Rate Program:
a.	GM shall make available the YT2 Flat Rate program for the vehicles noted in Attachment 3.
b.	YT2 volume must not exceed the volume and mix detailed in Attachment 3.
c.	All program parameters and rates for the YT2 Flat Rate program are detailed in Attachment 1D.
d.	Tahoe and Suburban units ordered with YT2 will receive an invoice credit as detailed in Attachment 1D. The credit, which will be visible on the invoice, will reduce the invoiced amount.
e.	This program is subject to the terms and conditions in Section 1.

3.	YT6 Flat Rate Program:
a.	GM shall make available the YT6 Flat Rate program for the vehicles noted in Attachment 3.
b.	YT6 volume must not exceed the volume and mix detailed in Attachment 3.
c.	All program parameters and rates for the YT6 Flat Rate program are detailed in Attachment 1E.
d.	[REDACTED] units ordered with YT6 will receive an invoice credit as detailed in Attachment 1E. The credit, which will be visible on the invoice, will reduce the invoiced amount.
e.	ABG agrees that no more than [REDACTED] of the total YT6 volume by model will be returned (as measured by the acceptance date in RIMS) between October 1 and

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137
Avis Budget Group 2013 MY Rental Agreement

f.	December 31 in any given calendar year. ABG will reimburse GM at a rate of [REDACTED] per unit on all returned units in excess of the [REDACTED] limit.
g.	This program is subject to the terms and conditions in Section 1.

4.	Daily Rental Purchase Program Matrix Incentives:
a.
As long as ABG is compliant with its obligations under this Agreement to purchase, promote, and service the number of 2013 model year vehicles and in a vehicle mix, as described in Attachment 3, GM will provide ABG with a matrix incentive as detailed in Attachment 3 and will be in addition to any incentives due under the terms and conditions of GM’s 2013 Model Year Daily Rental Purchase Program (Attachment 1).

b.	Payment of this incentive will be made upon submission of such vehicles in accordance with Attachment 4.

5.
ABG will provide to GM, at the beginning of each month, a four month schedule of anticipated vehicle returns.  The schedule will breakout the vehicle returns by site for the current month, as well as the subsequent three months.  Receipt of the information described in this section is a condition to pay incentives discussed in this Agreement.

6.	[REDACTED] Program:
a.	GM shall offer ABG 2013 model year [REDACTED] Program. (Refer to Attachment 1R).
b.	ABG must submit [REDACTED] of its total 2013 model year daily rental vehicle purchases (excluding any type of rejected turn-back vehicles) before GM will [REDACTED].
i.	This [REDACTED] requirement does not apply to the 2013 MY YT6 volume
ii.	The [REDACTED] calculation will exclude all YT6 volume.
c.	GM agrees to pay the [REDACTED] detailed in Attachment 3 which will be in addition to [REDACTED] under the terms and conditions of GM’s 2013 Model Year Daily Rental Purchase Program.
d.	The payments will be made on a quarterly basis, in the months of March, June, September and December, and in accordance with the terms set forth in Attachment 4.

2013 MY National Fleet Risk Purchase Program (VX7)
7.	General Terms and Conditions:
a.	GM agrees to offer ABG the availability of 2013 model year vehicles under the terms and conditions of GM’s 2013 MY National Fleet Risk Purchase Program. (Refer to Attachment 2.)
b.	ABG will purchase or lease from GM dealers a minimum quantity of 2013 model year vehicles at the agreed upon mix. (Refer to Attachment 2A.)

8.	National Fleet Risk Purchase Program Risk Incentives:
a.
 As long as ABG is compliant with its obligations under this Agreement to purchase the number of units and in a mix described in Attachment 2A, GM will provide ABG with Risk incentives as detailed in Attachment 2A, and which will be in addition to any incentives due under the terms and conditions of GM’s 2013 MY National Fleet Risk Purchase Program (Attachment 2). These Risk incentives are in lieu of all other retail sales and fleet incentives.

b.	All uplevel minimum equipment incentives will be paid in September 2013 after purchase requirements have been verified by GM. (Refer to Attachment 2A.)

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137
Avis Budget Group 2013 MY Rental Agreement

c.	Payment of these incentives will be made upon submission of such vehicles in accordance Attachment 4.
Additional Provisions Applicable to VN9 and VX7 Programs
9.	2013 Model Year Bonus:
a.
GM shall offer ABG a Model Year volume bonus for all 2013 model year units acquired under GM’s 2013 MY Daily Rental Purchase Program (Attachment 1) and GM’s 2013 MY National Fleet Risk Program (Attachment 2).

b.	GM will pay ABG the 2013 Model Year bonus amounts detailed in Attachments 2A and 3.
c.	This bonus is payable in September 2013 per the terms set forth in Attachment 4 excluding the electronic vin submission to RIMS.
d.	The total agreed upon volume as detailed in Attachment 3 must be entered into VOMS no later than April 20, 2013.
e.
All vehicle minimum equipment requirements must be met by carline and by program (VN9 or VX7) per the terms of the Minimum Equipment Attachments (Attachments 1A and 2A).  If minimum equipment requirements are not met for the carline, the entire model year bonus for such carline will be forfeited for all volume purchased under that program.  As an example, if minimum equipment requirements are not met for Impala, then the bonus for all Impala models sold under the VN9 program will be forfeited, provided that GM can build the vehicles with the required minimum.

10.
In the event ABG chooses to cancel any order placed by ABG through GM dealers, at event code 3000 or greater, GM will assess a fee of [REDACTED] per vehicle to be paid to GM upon demand. This fee will be waived if the current production week has been delayed more than three weeks from the original scheduled production week. Further, this fee will not apply if ABG chooses to redirect the shipment of any vehicles in event code 3000.

11.
All volume and mix requirements are subject to reasonable minor adjustments based upon mutual agreement between the parties.  The mutually agreed upon production timing is detailed in Attachment 3A by month, by brand and by program.

a.
If either party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns, the party affected by the event shall promptly notify the other party and the parties will enter negotiations with the intent of minimizing the impact of the event on the business contemplated under this Agreement.

12.
ABG will place orders no more than [REDACTED] or less than [REDACTED] of a month’s production in any week provided GM can make such a production commitment. After two weeks of moving orders to event code 3000 for a given production period the orders will be deemed to comply with the limitation indicated above. All vehicle minimum equipment requirements will be placed for production on a monthly basis.  Any vehicles which do not meet the minimum equipment requirements will not be paid the Model Year Bonus as provided in Section 9(e).

13.
ABG agrees that in all advertising and promotional materials, developed for its Avis brand during the 2013 Model Year (September 1, 2012 through August 31, 2013), Avis advertising will feature only GM products where any vehicle is featured or promoted.  It is understood that vehicles will be moved between Rent A Car brands owned by ABG (i.e.“Avis” and ”Budget”).  When Avis advertising or promotional materials feature or promote a vehicle, a

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137
Avis Budget Group 2013 MY Rental Agreement

GM product shall be featured and promoted provided GM manufactures a vehicle in the advertised segment with a tag line substantially similar to the following:

“We feature (Trade name GM vehicle) and other fine GM vehicles”

This commitment will not apply to activities that are internet based.  Refer to Attachment 5 for further guidelines relative to advertising and promotional materials.  If GM is not represented in a given segment, or is represented but either GM chooses not to sell or ABG chooses not to purchase vehicles in that segment, ABG is free to promote a non-GM vehicle in that rental segment.

14.	If ABG purchases an existing Avis Licensee or substantially all of the assets of an existing Avis Licensee during the 2013 model year, and such existing Avis Licensee is a participating Avis Licensee under the terms of the Agreement between the Avis Licensee Association and GM for the 2013 Model Year (“ALA Agreement”), then GM agrees to accept an assignment to ABG of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Avis Licensee under the ALA Agreement, as long as the agreement is signed by the existing Avis Licensee, the Avis Licensee Association, if applicable, and ABG, and is in a form acceptable to GM.

15.
If ABG purchases an existing Budget Licensee or substantially all of the assets of an existing licensee during the 2013 model year, and such existing Budget Licensee is a participating Budget Licensee under the terms of the Agreement between the Car Rental Licensee Association and GM for the 2013 Model Year, then GM agrees to accept an assignment to ABG of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Budget Licensee under the Car Rental Licensee Association Agreement, as long as an agreement is signed by the existing Budget Licensee, the Car Rental Licensee Association, if applicable, and ABG, and is in a form acceptable to GM.

16.
Notwithstanding anything to the contrary contained in this Agreement (including in the attachments hereto), no vehicle shall be accepted for return by GM or its agent until such time as the title to such vehicle has been assigned and/or transferred on behalf of ABG upon the sale of such vehicle to an automotive dealer or the purchase of such vehicle by GM following the transfer of such vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program.  For the avoidance of doubt, Form AD006 shall evidence a conditional acceptance of vehicles turned in by ABG, and set forth above.  References to acceptance in the attachments hereto refer to such conditional acceptance evidenced by Form AD006.

17.
ABG shall retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program.  ABG agrees to permit any designated representative of GM to examine, audit, and take copies of any accounts and records ABG is to maintain under this Agreement.  ABG agrees to make such accounts and records readily available at its facilities during regular business hours.  GM agrees to furnish ABG with a list of any reproduced records.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137
Avis Budget Group 2013 MY Rental Agreement

18.
Part of the consideration for ABG’s entry into this Agreement is GM or its subsidiary’s continuing obligation to purchase vehicles from ABG in accordance with the terms of GM or its subsidiary’s 2012 Model Year Daily Rental Purchase Programs.  Accordingly, it shall be a condition to ABG’s obligations to purchase vehicles under this 2013 Model Year Daily Rental Purchase Program Agreement at any time that GM or its subsidiary has performed its vehicle purchase obligations in all material respects with respect to eligible vehicles tendered by ABG under the terms of GM or its subsidiary’s 2012 model year Purchase Programs.

19.	GM shall make available to ABG a daily rental purchase program for the 2014 through 2016 Model Years. Refer to Attachment 7 for the Long Term Supply Agreement.

20.
ABG agrees that it shall hold harmless GM, its subsidiaries, affiliates, or agents from any and all liabilities arising from making available auctions which it may sponsor, promote, organize, or otherwise create as a facility for sale of vehicles by an authorized auctioneer for the benefit of ABG, except for the gross negligence or intentional misconduct by any of the indemnified parties.

21.
GM is hereby notified that ABG and its subsidiaries, AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC. (“Avis”) and Budget Rent A Car System, Inc. (“Budget”), have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended.  As such, ABG, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with GM either for the purchase of replacement vehicles or after a qualifier term of use for the purchase of relinquished vehicles.  This notification will apply to either all future purchases of replacement vehicles or the purchases of relinquished vehicles unless specifically excluded in writing.

22.
This Agreement is confidential between the Parties (ABG and GM) and is intended for the sole use of ABG and GM.  This Agreement may not be disclosed to any person, other than a party’s parent, subsidiaries, AESOP Leasing, and their respective outside counsel and accountants and interested financial institutions and the SEC, except as required by legal process without the consent of the other Party. In the event of legal process, the Party served shall notify the other Party to allow them sufficient time to interpose legal objections to disclosure.

23.	Selected GM vehicles are equipped with OnStar. For details regarding notification of OnStar equipment and services, please refer to Attachment 6.

This Agreement shall in all respects be interpreted, enforced and governed under the laws of the State of Michigan, without regard to the conflicts of law and principles thereof.

This letter represents the sole agreement, regarding the subjects herein, between ABG and GM and can be modified only in a writing executed by an authorized representative of each of the Parties.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137
Avis Budget Group 2013 MY Rental Agreement

On behalf of General Motors, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return a copy of this letter acknowledging your agreement to the above.

Very truly yours,

/s/ Edward J. Pepel	Date:	9-28-12
Edward J. Peper General Motors U.S. Vice President, Fleet and Commercial Sales

/s/ Michael Schmidt	Date:	10-1-12
Michael Schmidt Avis Budget Car Rental, LLC Senior Vice President, Fleet Services

GM Approvals:

/s/ Alan S. Batey	Date:	9-28-12
Alan S. Batey General Motors Vice President, U.S. Sales and Service

/s/ Edward J. Toporzycki	Date:	9-27-12
Edward J. Toporzycki General Motors CFO, Executive Director, U.S. Sales and Marketing Operations

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137
Avis Budget Group 2013 MY Rental Agreement

Attachments Key

Attachment 1	2013 MY Daily Rental Purchase Program Guidelines (VN9)
Attachment 1A	2013 MY VN9 Minimum Equipment Guidelines
Attachment 1B	2012 CY Turn-In Standards and Procedures
Attachment 1C	2013 MY VN9 Tier Program – Guidelines, Rates and Parameters
Attachment 1D	2013 MY YT2 Flat Rate Program – Guidelines, Rates and Parameters
Attachment 1E	2013 MY YT6 Flat Rate Program – Guidelines, Rates and Parameters
Attachment 1R	2013 MY [REDACTED] Program Guidelines
Attachment 1T	True Up Payments Calendar 2012 CY and 2013CY
Attachment 2	2013 MY National Fleet Risk Purchase Program Guidelines (VX7)
Attachment 2A	VX7 Minimum Equipment Requirements and Incentives
Attachment 3	2013 MY VN9 and VX7 Volume and Incentives
Attachment 3A	2013 MY Production Schedule
Attachment 4	Rental Incentives Payment Terms and Calendar
Attachment 5	Advertising and Promotion
Attachment 6	Onstar
Attachment 7	Long Term Supply Agreement

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137
Avis Budget Group 2013 MY Rental Agreement

Attachment 1 (GRP)
GENERAL MOTORS
2013MY DAILY RENTAL PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:
2013 Model Year Daily Rental Program Guidelines for Daily Rental Customers (GRP) Program Code: VN9 Program No. 01-13VN9GRP0-1

2.	PROGRAM DESCRIPTION:

This program makes available to General Motors dealers and qualified daily rental customers purchase information on selected 2013 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental customers and eligible for purchase by General Motors in accordance with these guidelines.

The following are not eligible for this program:
- Preferred Equipment Group (P.E.G.)/Option package discounts - Van Conversions (including Hi-Cube and Step-Van) & Full Size Cargo Vans - Vehicles delivered from dealer inventory

A qualified daily rental fleet customer must have a General Motors Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.           PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date: Opening of 2013 model year ordering system Program End Date: When Dealers are notified that 2013 model year fleet orders are nolonger being accepted by General Motors

In Service Period:
The In Service date is the Expiration in Transit date on the invoice plus five (5) days.  Refer to Tier Program Parameters (Attachment 1C) and Flat Rate Program Parameters (Attachment 1D) for minimum and maximum in-service periods applicable to individual programs.   All units to be purchased by General Motors under this program must be returned and accepted by July 31, 2015.  Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date.  GM reserves the right to audit the daily rental customer to ensure compliance with the minimum six (6) month in-service requirement.  Frame, fire, stolen, embezzled and/or water damaged vehicles which are ineligible for purchase have no minimum in-service period.  Documentation on these vehicles must be retained on file for audit purposes.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles including non-returned vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United States (U.S.) and the daily rental customers and dealers shall comply with such laws and regulations.

4.  ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:

Eligible Models:
All new and unused 2013 GM models with the required minimum factory installed equipment levels specified in the Attachment 1A - Minimum Equipment Guidelines “MEG”, and processing options ordered for qualified daily rental customers for use as daily rental vehicles and delivered by GM dealers are eligible for this program.

Required Options for Order and Delivery:
All orders must contain the fleet processing option VN9 and the rental customer code to be enrolled in the Tier Program.  Flat Rate programs will require an additional processing option.  Refer to the Flat Rate Program Guidelines, Rates and Parameters (Attachment 1D) found in the rental customer’s contract for additional processing options.  Vehicles must be ordered with minimum option requirements specified in the Minimum Equipment Guidelines (Attachment 1A - “MEG”). Processing Option VN9 will provide a net invoice - less holdback.  Units ordered with option VN9 receive order date price protection (PRP).

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-113

Attachment 1 (GRP)

Dealer must take full responsibility for including the proper processing option on all orders.  Should errors occur in the ordering of vehicles, resulting in diversions or reinvoicing, the dealer may be charged an administrative fee by GM.

All Orders must include the following:
      a. Valid GM FAN (Fleet Account Number)
      b. Option Codes: VN9 and rental customer code
      c. Order Type:  FDR
      d. Delivery Type: 020 – Daily Rental

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production.   This is the ordering dealer's responsibility.

Units delivered to the rental customer’s drop ship sites must have the assigned rental customer code on the window label and delivery receipts must be checked to verify proper ownership of the vehicle.  GM Customer Support should be contacted immediately regarding units delivered to the wrong drop ship site to determine the appropriate course of action.  Units that were incorrectly delivered must not be placed into rental service.  GM reserves the right to deny incentives on units in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES AND ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2013 Model Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO
GENERAL
GM MOBILITY	(MOB/MOC/R8L)N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) N
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) X
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) Y
RISK	(VX7) N
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-113

Attachment 1 (GRP)

SMALL FLEET APR ALTERNATIVE	(XMC) N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

6.           METHOD OF PAYMENT:

When a vehicle accepted under the Daily Rental Guaranteed Residual Program is sold at auction, the auction will direct the net sale proceeds to the daily rental customer owning the vehicle, or to an assignee approved by GM.  Net sale proceeds are equal to the gross sales price less auction sales fees/expenses and less the transportation expense.  The daily rental customer will receive the net sale proceeds within 2 business days after sale of the vehicle.  The net sale proceeds will be forwarded to the daily rental customer’s designated bank account via EFT.  On a monthly basis, GM will process a true-up payment for each of the daily rental customer’s vehicles sold in the previous month.  The true-up payment, calculated per vehicle, will be equal to the guaranteed purchase price less mileage and damage charges allowed under the program guidelines and less net sale proceeds already transmitted.  (See contract Attachments 1C and 1D for more details regarding mileage and damage charges.)  GM will process the true-up payment on the 5th work day of each month and EFT the funds to the daily rental customer on the 7th work day.  If the net sale proceeds of any vehicle exceeds the guaranteed purchase price less GM charges allowed under the program guidelines, then the daily rental customer  will refund the excess  to GM by either an offset against other GM true-up payments or by a direct payment based on a manual invoice prepared by GM.  The daily rental customer shall pay the direct payment within five (5) business days of receiving the invoice.

The daily rental customer and GM want correct payments made to the daily rental customer by the auctions upon the sale of such vehicles.  GM will review the net sales proceeds before they are released and will stop the release only to correct for misdirected funds. If funds are misdirected by an auction, GM will either make a correcting payment or collect from the appropriate daily rental customer.  The correction will be accomplished via invoicing and credit payment.  As a convenience to the daily rental companies, GM will report the net sales proceeds on a daily, consolidated basis.

Buyback Provision - If a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 90th day after acceptance, GM will transfer the vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program on the 91st day, unless GM receives instructions from the daily rental customer to the contrary by the 89th day pursuant to the Turn In Standards and Procedures (Attachment 1B, Section VII-H – Other).  Upon transfer to the Daily Rental Acquisition Program, GM will initiate payment to the daily rental customer owning the vehicle for the full guaranteed purchase price (less GM charges allowed under the program) within the BARS system.  The daily rental customer will be paid in approximately 7 days.  The daily rental customer will assign the title of such vehicle, or cause such title to be assigned, to GM on the 91st day after acceptance.  GM will perform a weekly scan of the inventory with a run cycle to occur over the weekend to avoid mid-week program changes.  If the number of vehicles in the Daily Rental Acquisition Program for any daily rental customer exceed 3% of their total accepted inventory (“Excess Amount”), then GM will instruct the auctions not to transfer vehicle titles to GM for these vehicles until the daily rental customer has received payment from GM for these vehicles so that the Excess Amount is eliminated.  Once the daily rental customer receives payment for these vehicles, GM will instruct the auctions to transfer title to GM for these returned vehicles.  This metric (3%) will be calculated on a weekly basis concurrent with the scan of inventory.

Late Auction Fees - If a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 25th day after acceptance, GM will begin to accrue $3.00 per day per vehicle to the daily rental customer starting on the 26th day. On the 61st day after acceptance, the rate will increase to $4.50 per day per vehicle until the vehicle is either sold or transferred to the Daily Rental Acquisition Program.  Amounts accrued will be paid monthly with the true-up payment.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-113

Attachment 1 (GRP)

Hawaii Vehicles - Due to the extended transportation time for Hawaii vehicles, Hawaii vehicles will be segregated in the GM system.  The transfer of Hawaii vehicles from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program will be implemented at 120 days vs. 90 for these vehicles and Late Auction Fees will begin accruing at $3.00per day for vehicles in inventory over 56 days and at $4.50per day for vehicles in inventory over 91 days.

For payment purposes, Monday through Friday are considered business days except for GM recognized holidays and days GM is closed.  General Motors does not staff or a process payment during any period of time General Motors is closed. Payment processing will not resume until General Motors officially returns to work.

7.           POLICY FOR CORRECTING VEHICLE IN-SERVICE DATES AND PROGRAM STATUS:

It is the responsibility of the rental customer to identify the in-service date and the program status of all their vehicles and make any necessary corrections following the processes discussed below.  General Motors will make every effort to accommodate requests to rectify errors prior to the unit being grounded in RIMS. Changes will not be considered after the vehicle has a valid grounding record.

In-Service Date Corrections:
The GM In-Service date is always the Expiration in Transit as shown on the invoice plus five (5) days.  If vehicles are delivered more that 10 days past the GM in-service date, they qualify for an in-service date adjustment. Submit the vin(s) in question with a copy of the signed delivery receipt to GM Rental Sales.  The GM systems will be changed to show the delivery date as the new in-service date.  All requests must be completed at least 15 days prior to submitting a grounding record to RIMS.

Changes in Program Status:
Units can be moved from the tiered program to a flat rate program or vice versa if a request is submitted to GM Rental Sales before the unit is grounded in RIMS or before December 31, 2013, whichever comes first.  Units may be moved upon verification and approval by General Motors.  Vehicles will be invoice adjusted in BARS to reflect a change in program enrollment.  BARS will electronically transmit an updated Enrollment Record to RIMS within three (3) business days acknowledging the change throughout all GM systems.
Request for program change on 2013 model year vehicles must be made prior to December 31, 2013 and 15 business days prior to a valid grounding record in RIMS.

No change will be considered on in-service vehicles outside of this policy.

8.           GENERAL PROGRAM GUIDELINES:
A.
General Motors defines a rental vehicle as:
     a. "The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be           deemed to constitute leasing, and not rental, and will make the vehicle ineligible for incentives."

     b. If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for incentives.  General Motors may audit the rental customer to ensure compliance with this guideline.

B.

All eligible units must be delivered to the rental customer through a General Motors dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or individual are ineligible for payment.

C.

General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back.  Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-113

Attachment 1 (GRP)

D.
Optional equipment and, in special circumstances, certain standard equipment can be added to and deleted from GM vehicles during the ordering and manufacturing process by retail, fleet and rental customers.  It is the rental customer’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle.  Rental customers that use third party build specifications to promote the sale of their unit should be especially careful to ensure the accuracy of that data.

E.
General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgments.  Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with General Motors.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-113

Product Code	Name Plate	Model	Tire Size	Part Number	ACC P/N	Text209	Service Dscrp	Tread Type	Sidewall	Supplier Name	Tire Trade Name	RPO	TPC No	Mass	Police

NOTE: ALL GMT 900 MODELS ARE MISSING OPTIONAL TIRES:  Bridgestone Dueler A/T RH-S_P275/55R20_BW1 P/N: 19190769 ///  Bridgestone Dueler H/L Alenza, P275/55R20 P/N: 19145377 AND Bridgestone DUELER A/T RH-S_P285/45R22 P/N: 19190768 ///  Goodyear Fortera SL 285/45R22 VSB114H P/N: 19185719

Y	Chevrolet	Corvette	P245/40ZR18	9597281	19161559	0X1302G	(88Y)	RF4	BW	Goodyear	Eagle F1 GS-2 EMT	XBH	1215	12.70
			P275/35ZR18	9594364		0X1341R	(87Y)	RF4	BW	Goodyear	Eagle F1 SC EMT	XFA	1213	13.40
			P275/35ZR18	9597868/8997		8X1541T	(87Y)	RF4	BW	Goodyear	Eagle F1 SC G2	XFA	1401	12.60
			P285/30ZR19	9597151		S149185P	(87Y)	RF4	BW	Michelin	Pilot Sport 2ZP	XFG	1317	14.00
			P285/30ZR19	9598695		S149266E	(87Y)	RF5	BW	Michelin	Pilot Sport Cup	XFH	1434	12.60
			P285/35ZR19	9597282	19161560	0X1312G	(90Y)	RF4	BW	Goodyear	Eagle F1 GS-2 EMT	XBH	1216	15.60
			P325/30ZR19	9594365		0X1353C	(94Y)	RF4	BW	Goodyear	Eagle F1 SC EMT	XFA	1214	15.30
			P325/30ZR19	9597869/8998		8X1561G	(94Y)	RF4	BW	Goodyear	Eagle F1 SC G2	XFA	1402	15.10
			P335/25ZR20	9597152		S149186P	(94Y)	RF4	BW	Michelin	Pilot Sport 2ZP	XFG	1318	15.80
			P335/25ZR20	9598696		S149265E	(94Y)	RF5	BW	Michelin	Pilot Sport Cup	XFH	1435	14.30
W	Chevrolet	Impala	P225/55R17	9596455	19111751	0X1253A	95T	AL2	BW	Goodyear	Eagle LS2	QVS	1190MS	11.30
			P225/60R16	9596038		3X1540P	97S	ALS	BW	Goodyear	Integrity	QPX	1298MS	10.90
			P235/50R18	9595621		2X1560G	97W	AL3	BW	Goodyear	Eagle RS-A	QDG	1242MS	12.30
			P235/55R17	9596694		9X1741G	98W	AL3	BW	Goodyear	Eagle RS-A	QWM	1408MS	11.40	Yes
			T125/70D16	9597907		G38611B	98M	CS	BW	Maxxis	MAXXIS	ZFH	513	4.20
			T125/70R17	9598109		42032	98M	CS	BW	Continental	Convenience Spare	QCL	614	5.00	Yes
R	Chevrolet	Volt	215/55R17	22840017		7X1423M	94V	ALS	BW	Goodyear	Assurance Fuel Max	5GN	1406MS	8.30
P	Buick	Verano	P235/45R18	22800184		219324	94H	AL3	BW	Continental	ContiProContact	RJ0	1411MS	10.50
			T115/70R16	13264021		GDELA4C	92M	SPR	BW	Maxxis	MAXXIS	ZAD	625	4.50
P	Chevrolet	Cruze	215/55R17	22840017		7X1423M	94V	ALS	BW	Goodyear	Assurance Fuel Max	5GN	1406MS	8.30
			P215/60R16	9597847		EE992Q	94S	ALS	BW	Firestone	FR710	QYW	1327MS	10.00
			P225/45R18	9597384		134388M	91W	AL3	BW	Michelin	Pilot HX MXM4	QOI	1313MS	11.60
			P225/50R17	9597849	19192711	200667	93H	AL3	BW	Continental	ContiProContact	QYF	1329MS	10.30
			T115/70R16	13264021		GDELA4C	92M	SPR	BW	Maxxis	MAXXIS	ZAD	625	4.50
N	Cadillac	SRX	235/55R20	9597406		41470	102W	HW4	BW	Continental	Cross Contact UHP	QJO	1316	13.50
			P235/55R20	22823164-RP		134401AE	102H	AL3	BW	Michelin	Latitude Tour HP	QRX	1315MS	15.30
			P235/55R20	9597405		134401AE	102H	AL3	BW	Michelin	Latitude Tour HP	QRX	1315MS	15.30
			P235/65R18	9597403		134411U	104H	AL3	BW	Michelin	Latitude Tour HP	QMY	1314MS	15.10
			T135/70R18	9598115		G32213F	104M	SPR	BW	Maxxis	MAXXIS	ZCD	620	6.50
N	SAAB	9-4x	235/55R20	9597406		41470	102W	HW4	BW	Continental	Cross Contact UHP	QJO	1316	13.50
			P235/55R20	22823164-RP		134401AE	102H	AL3	BW	Michelin	Latitude Tour HP	QRX	1315MS	15.30
			P235/55R20	9597405		134401AE	102H	AL3	BW	Michelin	Latitude Tour HP	QRX	1315MS	15.30
			P235/65R18	9597403		134411U	104H	AL3	BW	Michelin	Latitude Tour HP	QMY	1314MS	15.10
			T135/70R18	9598115		G32213F	104M	SPR	BW	Maxxis	MAXXIS	ZCD	620	6.50
J	Chevrolet	SONIC	P195/65R15	95460108		TNA-12A	89H	AL2	BW	Hankook	Optimo H428	Q1H	1381MS	8.70
			P205/50R17	96898111		TDV-7A	88H	AL3	BW	Hankook	Optimo H428	RKJ	1383MS	9.90
			P205/55R16	96859138		TDS-7E	89H	AL3	BW	Hankook	Optimo H428	QLG	1382MS	9.70
			T115/70R16	96859142		G300A2E	92M	SPR	BW	Maxxis	T-Spare	QQ6	610	4.10
E-8	Chevrolet	Caprice PPV	P235/50R18	92246106		9X1751F	99W	AL3	BW	Goodyear	Eagle RS-A	RSM	1412MS	12.70	Yes
			T155/70R18	92197182		G511A2A	112M	SPR	BW	Maxxis	MAXXIS	N65	622	7.80
D	Cadillac	CTS	245/45ZR19	9597900		59220	98Y	HW4	BW	Continental	ContiSport 3	QIV	1368	12.50
			245/45ZR19	9597900.	19192616	59220	98Y	HW4	BW	Continental	ContiSport 3	Q0M	1368	12.50
			275/40ZR19	9597902		23025	101Y	HW4	BW	Continental	ContiSport 3	QIV	1369	14.00
			P235/50R18	9596641		133945N	97V	AL3	BW	Michelin	Pilot HX MXM4	QKE	1321MS	12.50
			P235/50R18	9596641.	19163349	133945N	97V	AL3	BW	Michelin	Pilot HX MXM4	QYO	1321MS	12.50
			P235/55R17	9596638		133939M	98H	AL3	BW	Michelin	Pilot HX MXM4	QCH	1160MS	12.10
			P245/45R19	9598231		8X1433D	98V	AL3	BW	Goodyear	Eagle RS-A2	Q2B	1282MS	12.30
			P265/45R18	9597898		134571K	101V	AL3	BW	Michelin	Pilot HX MXM4	QYO	1367MS	13.60
			T135/70R18	9598115		G32213F	104M	SPR	BW	Maxxis	MAXXIS	ZCD	620	6.50
D	Cadillac	CTS-V	255/40ZR19	9596643	9596643	S49048M	(96Y)	HW4	BW	Michelin	Pilot Sport 2	Q42	1356	12.50
			285/35ZR19	9596644	9596644	S49049K	(99Y)	HW4	BW	Michelin	Pilot Sport 2	Q42	1357	13.40
8E	Chevrolet	Camaro	245/40ZR21	92205121	19239815	PCT05	(100Y	HW4	BW	Pirelli	P Zero	SPO	1349	13.30
			245/45ZR20	20987241		12710A	103Y	HW4	BW	Pirelli	P Zero	QOO	1334	14.70
			275/35ZR21	92205122	19239816	PCU05	(103Y	HW4	BW	Pirelli	P Zero	SPO	1348	15.00
			275/40ZR20	92197178		27408A	106Y	HW4	BW	Pirelli	P Zero	QOO	1335	15.90
			P245/50ZR19	92197180		4608L	104W	AL3	BW	Pirelli	P Zero Nero	QZN	1333MS	15.30
			P245/55R18	92197181		134408L	102T	AL2	BW	Goodrich	Radial T/A Spec	QAM	1332MS	13.80
			T155/70R18	92197182		G511A2A	112M	SPR	BW	Maxxis	MAXXIS	N65	622	7.80
8E	Chevrolet	Camaro ZL1	285/35ZR20	9598378/8379		0X1380M	(100Y	HW4	BW	Goodyear	Eagle F1 SC G2	RPG	1361	13.40
			305/35ZR20	20945514/15		0X1300H	(104Y	HW4	BW	Goodyear	Eagle F1 SC G2	RPG	1362	13.80
8	Chevrolet	Express-1500	P245/70R17	9597917		90075	108S	ALS	BW	General	AMERITRAC	QPR	1352MS	13.60
8	Chevrolet	Express-2500	LT225/75R16/E	9594172		U05107R	115S	ALS	BW	Uniroyal	Laredo HP	QHF	2011MS	17.50
			LT245/75R16/E	9594727		BS836T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	NONE	20.00
			LT245/75R16/E	9594923		DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	2012MS	17.70
8	Chevrolet	Express-3500	LT215/85R/16	20962331		201369	112S	HWY	BW	General	AMERITRAC	QEC	2016	17.40
			LT225/75R16/E	9594172		U05107R	115S	ALS	BW	Uniroyal	Laredo HP	QHF	2011MS	17.50
			LT245/75R16/E	9594727		BS836T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	NONE	20.00
			LT245/75R16/E	9594923		DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	2012MS	17.70
8	GMC	Express-3500	LT215/85R/16	20962331		201369	112S	HWY	BW	General	AMERITRAC	QEC	2016	17.40
			LT225/75R16/E	9594172		U05107R	115S	ALS	BW	Uniroyal	Laredo HP	QHF	2011MS	17.50
			LT245/75R16/E	9594727		BS836T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	NONE	20.00
			LT245/75R16/E	9594923		DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	2012MS	17.70
8	GMC	Savana-1500	P245/70R17	9597917		90075	108S	ALS	BW	General	AMERITRAC	QPR	1352MS	13.60
8	GMC	Savana-2500	LT225/75R16/E	9594172		U05107R	115S	ALS	BW	Uniroyal	Laredo HP	QHF	2011MS	17.50
			LT245/75R16/E	9594727		BS836T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	NONE	20.00
			LT245/75R16/E	9594923		DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	2012MS	17.70
7L	Chevrolet	Captiva	P225/65R17	9597966		134747G.	100T	ALS	BW	Michelin	Latitude Tour	QYZ	1326MS	11.60
			P235/60R17	9598377		EB576Q	100H	AL3	BW	Firestone	DESTINATION LE	QMU	1268MS	13.40
			T135/70R16	9596985		G31912E	100M	SPR	BW	Maxxis	MAXXIS	TBD	609	5.00
7L	Chevrolet	Equinox	225/65R17	22830716	MISSING : BRIDGESTONE_DUELER H/L ALENZA_P235/50R19_BW99H P/N: 19190765	1548858	102T	AL2	BW	Continental	ContiProContact	RJ9	1423MS	12.40
			P225/65R17	9597966		134747G.	100T	ALS	BW	Michelin	Latitude Tour	QYZ	1326MS	11.60
			P235/55R18	9597944		134960B.	99T	AL2	BW	Michelin	Latitude Tour	QNT	1380MS	12.30
			P235/55R19	9598752		0707623A	101H	AL3	BW	Hankook	OPTIMO H725	QDT	1325MS	13.40
			T145/70R17	9596651		G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.00
7L	GMC	Terrain	225/65R17	22830716	MISSING : BRIDGESTONE_DUELER H/L ALENZA_P235/50R19_BW99H P/N: 19190765	1548858	102T	AL2	BW	Continental	ContiProContact	RJ9	1423MS	12.40
			P225/65R17	9597966		134747G.	100T	ALS	BW	Michelin	Latitude Tour	QYZ	1326MS	11.60
			P235/55R18	9597944		134960B.	99T	AL2	BW	Michelin	Latitude Tour	QNT	1380MS	12.30
			P235/55R19	9598752		0707623A	101H	AL3	BW	Hankook	OPTIMO H725	QDT	1325MS	13.40
			T145/70R17	9596651		G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.00
3Z	Chevrolet	Malibu	P215/55R17	9597699	19237868	ED072Q	93S	AL2	BW	Firestone	FS FR710	QGG	1323MS	9.90
			P225/50R17	9595515	19160612	0305308O	93S	AL2	BW	Hankook	H725A	QAD	1292MS	10.80
			P225/50R18	9595888	19143129	3X1510J	94T	AL2	BW	Goodyear	Eagle LS2	QYH	1257MS	11.60
			P225/50R18	9596797		LA190Q	94W	HW4	BW	Bridgestone	Potenza RE050A	QGQ	1291	12.70
			T125/70D16	9597907		G38611B	98M	CS	BW	Maxxis	MAXXIS	ZFH	513	4.20
17	Buick	Enclave	P255/55R20	9598549	19162355	ED883Q	107H	AL3	BW	Bridgestone	Dueler A/T	QQD	1372MS	16.90
			P255/60R19	9596132	19162231	4X1431B	108H	AL3	BW	Goodyear	Eagle RS-A	QCW	1263MS	15.50
			P255/60R19	9598808	19162478	134808L	108S	ALS	BW	Michelin	Latitude touring	QUP	1278MS	15.80
			T145/70R17	9596651		G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.00
17	Chevrolet	Traverse	P245/70R17	9597511		55367	108S	ALS	BW	General	Grabber HTS	QPR	1359MS	14.60
			P255/55R20	9598549	19162355	ED883Q	107H	AL3	BW	Bridgestone	Dueler A/T	QQD	1372MS	16.90
			P255/65R18	9595797		3X1491D	109S	ALS	BW	Goodyear	Fortera HL	QLW	1259MS	16.40
			T145/70R17	9596651		G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.00
17	GMC	Acadia	P255/55R20	9598549	19162355	ED883Q	107H	AL3	BW	Bridgestone	Dueler A/T	QQD	1372MS	16.90
			P255/60R19	9596132	19162231	4X1431B	108H	AL3	BW	Goodyear	Eagle RS-A	QCW	1263MS	15.50
			P255/65R18	9595797		3X1491D	109S	ALS	BW	Goodyear	Fortera HL	QLW	1259MS	16.40
			T145/70R17	9596651		G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.00
12	Chevrolet	Colorado	P215/70R16	9598232		293215	99S	ALS	BW	General	Grabber HTS	QRD	1374MS	11.00
			P235/50R18	9595621		2X1560G	97W	AL3	BW	Goodyear	Eagle RS-A	QDG	1242MS	12.30
			P235/75R16	9596400		3X1441M	106S	ALS	BW	Goodyear	Wrangler S/T	QNF	1272MS	14.50
			P235/75R16	9597839		EC168G	106S	OOR	BW	Firestone	DESTINATION AT	QSR	2346	15.50
			P265/65R18	9595979		DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.60
			P265/70R17	9597149		DZ504G	113S	OOR	BW	Bridgestone	Dueler A/T	QJP	2345	18.70
			P265/70R17	9598782		9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.70
			T155/90D17	9597838		G355A1A	112M	SPR	BW	Maxxis	Spare tire	ZCY	518	8.10
12	GMC	Canyon	P215/70R16	9598232		293215	99S	ALS	BW	General	Grabber HTS	QRD	1374MS	11.00
			P235/50R18	9595621		2X1560G	97W	AL3	BW	Goodyear	Eagle RS-A	QDG	1242MS	12.30
			P235/75R16	9596400		3X1441M	106S	ALS	BW	Goodyear	Wrangler S/T	QNF	1272MS	14.50
			P235/75R16	9597839		EC168G	106S	OOR	BW	Firestone	DESTINATION AT	QSR	2346	15.50
			P265/65R18	9595979		DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.60
			P265/70R17	9597149		DZ504G	113S	OOR	BW	Bridgestone	Dueler A/T	QJP	2345	18.70
			P265/70R17	9598782		9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.70
			T155/90D17	9597838		G355A1A	112M	SPR	BW	Maxxis	Spare tire	ZCY	518	8.10
1	Cadillac	Escalade	P265/65R18	9595443		DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.20
			P265/65R18	9595446	SEE NOTE TO RIGHT	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.50
			P285/45R22	9595860	19143998	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.30
1	Cadillac	Escalade ESV	P265/65R18	9595443		DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.20
			P265/65R18	9595446		LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.50
			P285/45R22	9595860	19143998	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.30
1	Cadillac	Escalade Ext	P265/65R18	9595443		DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.20
			P265/65R18	9595446		LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.50
			P285/45R22	9595860	19143998	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.30
1	Chevrolet	Avalanche	P265/65R18	9595446		LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.50
			P265/65R18	9595979	SEE NOTE TO RIGHT	DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.60
			P265/70R17	9596719		5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.90
			P265/70R17	9598681		8X1420B	113S	AL2	BW	Goodyear	Wrangler HP	QAN	1183MS	17.00
			P265/70R17	9598784		295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.00
			P275/55R20	9598428		EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.90
			P285/50R20	9597940		5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.50
1	Chevrolet	Silverado	LT245/70R17C	9595505		DX998G	108Q	AT	BW	Firestone	Transforce AT	QXR	2332	17.60
			LT265/70R17/E	9595449		DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.00
			P245/70R17	9598675	SEE NOTE TO RIGHT	201869	108T	ALS	BW	General	Grabber HTS	QU1	1376MS	14.60
			P245/70R17	9598780		89775	108H	ALS	BW	General	AMERITRAC	QNM	1392	14.70
			P265/65R18	9595443		DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.20
			P265/65R18	9595979		DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.60
			P265/65R18	9595980		DY284G	112S	OOR	WOL	Bridgestone	Dueler A/T RH-S	QXQ	2337	18.60
			P265/65R18	9597230		EB546G	112S	ALS	BW	Firestone	FS Destination LE	QMG	1302MS	18.60
			P265/70R17	9594729		1X1051D	113S	ALS	BW	Goodyear	Wrangler S/T	QVL	1210MS	17.60
			P265/70R17	9598782		9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.70
			P265/70R17	9598783		9X1590A	113S	OOR	WOL	Goodyear	Wrangler AT/S	QJM	2323	17.70
			P265/70R17	9598784		295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.00
			P275/55R20	19190769		EB866Q	111T	AT	BW	Bridgestone	Dueler A/T	RHG	2348	21.10
			P275/55R20	9597132	19107491	3X1421A	111S	AL2	BW	Goodyear	Eagle LS2	QSS	1245MS	18.40
			P285/45R22	9595860	19143998	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.30
			P285/50R20	9597940		5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.50
1	Chevrolet	Silverado HD	LT235/80R17E	9597936		134883B	117R	ALS	BW	Michelin	LTX MS2	QQO	2025MS	19.60
			LT235/80R17E	9597938		134884B	117R	AT	BW	Michelin	LTX AT2	QZT	2352	19.80
			LT245/75R17/E	9597924		ED301T	121R	ALS	BW	Firestone	Transforce HT	QHQ	2022MS	19.10
			LT265/60R20/E	9597930		7X0020J	117R	AT	BW	Goodyear	Wrangler SR-A	QFC	2355	23.50
			LT265/70R17/E	9595449		DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.00
			LT265/70R17/E	9595675		3X0083A	121S	AT	BW	Goodyear	Wrangler SR-A	QXU	2336	22.20
			LT265/70R18/E	9597932		7X0011B	124Q	ALS	BW	Goodyear	Wrangler SR-A	QWF	2024MS	22.40
			LT265/70R18/E	9597934		134633Y	124R	AT	BW	Michelin	LTX AT2	QGM	2351	23.40
1	Chevrolet	Suburban	LT245/75R16/E	9594923		DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	2012MS	17.70
			LT245/75R16/E	9597592	SEE NOTE TO RIGHT	DZ796T	120R	OOR	BW	Bridgestone	Duravis M773	QIW	2310	18.50
			LT265/70R17/E	9595449		DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.00
			LT265/70R17/E	9595675		3X0083A	121S	AT	BW	Goodyear	Wrangler SR-A	QXU	2336	22.20
			P265/65R18	9595446		LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.50
			P265/65R18	9595979		DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.60
			P265/70R17	9596719		5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.90
			P265/70R17	9598681		8X1420B	113S	AL2	BW	Goodyear	Wrangler HP	QAN	1183MS	17.00
			P265/70R17	9598782		9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.70
			P265/70R17	9598784		295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.00
			P275/55R20	9598428		EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.90
			P285/50R20	9597940		5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.50
1	Chevrolet	Tahoe	P265/60R17	22772421		4X1501C	108V	AL3	BW	Goodyear	Eagle RS-A	QAR	1428MS	16.10	Yes
			P265/65R18	9595443		DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.20
			P265/65R18	9595446	SEE NOTE TO RIGHT	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.50
			P265/65R18	9595979		DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.60
			P265/70R17	9596719		5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.90
			P265/70R17	9598681		8X1420B	113S	AL2	BW	Goodyear	Wrangler HP	QAN	1183MS	17.00
			P265/70R17	9598782		9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.70
			P265/70R17	9598784		295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.00
			P275/55R20	9598428		EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.90
			P285/50R20	9597940		5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.50
1	GMC	Sierra	LT245/70R17C	9595505		DX998G	108Q	AT	BW	Firestone	Transforce AT	QXR	2332	17.60
			LT265/70R17/E	9595449		DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.00
			P245/70R17	9598675	SEE NOTE TO RIGHT	201869	108T	ALS	BW	General	Grabber HTS	QU1	1376MS	14.60
			P245/70R17	9598780		89775	108H	ALS	BW	General	AMERITRAC	QNM	1392	14.70
			P265/65R18	9595443		DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.20
			P265/65R18	9595979		DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.60
			P265/65R18	9595980		DY284G	112S	OOR	WOL	Bridgestone	Dueler A/T RH-S	QXQ	2337	18.60
			P265/65R18	9597230		EB546G	112S	ALS	BW	Firestone	FS Destination LE	QMG	1302MS	18.60
			P265/70R17	9594729		1X1051D	113S	ALS	BW	Goodyear	Wrangler S/T	QVL	1210MS	17.60
			P265/70R17	9598782		9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.70
			P265/70R17	9598783		9X1590A	113S	OOR	WOL	Goodyear	Wrangler AT/S	QJM	2323	17.70
			P265/70R17	9598784		295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.00
			P275/55R20	19190769		EB866Q	111T	AT	BW	Bridgestone	Dueler A/T	RHG	2348	21.10
			P275/55R20	9597132	19107491	3X1421A	111S	AL2	BW	Goodyear	Eagle LS2	QSS	1245MS	18.40
			P285/45R22	9595860	19143998	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.30
			P285/50R20	9597940		5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.50
1	GMC	Sierra HD	LT235/80R17E	9597936		134883B	117R	ALS	BW	Michelin	LTX MS2	QQO	2025MS	19.60
			LT235/80R17E	9597938		134884B	117R	AT	BW	Michelin	LTX AT2	QZT	2352	19.80
			LT245/75R17/E	9597924		ED301T	121R	ALS	BW	Firestone	Transforce HT	QHQ	2022MS	19.10
			LT265/60R20/E	9597930		7X0020J	117R	AT	BW	Goodyear	Wrangler SR-A	QFC	2355	23.50
			LT265/70R17/E	9595449		DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.00
			LT265/70R17/E	9595675		3X0083A	121S	AT	BW	Goodyear	Wrangler SR-A	QXU	2336	22.20
			LT265/70R18/E	9597932		7X0011B	124Q	ALS	BW	Goodyear	Wrangler SR-A	QWF	2024MS	22.40
			LT265/70R18/E	9597934		134633Y	124R	AT	BW	Michelin	LTX AT2	QGM	2351	23.40
1	GMC	Yukon	P265/65R18	9595443		DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.20
			P265/70R17	9596719		5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.90
			P265/70R17	9598681	SEE NOTE TO RIGHT	8X1420B	113S	AL2	BW	Goodyear	Wrangler HP	QAN	1183MS	17.00
			P265/70R17	9598782		9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.70
			P265/70R17	9598784		295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.00
			P275/55R20	9598428		EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.90
			P285/50R20	9597940		5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.50
1	GMC	Yukon - XL	LT245/75R16/E	9594923		DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	2012MS	17.70
			LT245/75R16/E	9597592		DZ796T	120R	OOR	BW	Bridgestone	Duravis M773	QIW	2310	18.50
			LT265/70R17/E	9595449		DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.00
			LT265/70R17/E	9595675		3X0083A	121S	AT	BW	Goodyear	Wrangler SR-A	QXU	2336	22.20
			P265/70R17	9596719		5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.90
			P265/70R17	9598681		8X1420B	113S	AL2	BW	Goodyear	Wrangler HP	QAN	1183MS	17.00
			P265/70R17	9598782		9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.70
			P265/70R17	9598784		295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.00
			P275/55R20	9598428		EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.90
			P285/50R20	9597940		5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.50
1	GMC	Yukon - XL Denali	P265/65R18	9595443		DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.20
			P275/55R20	9598428		EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.90
			P285/50R20	9597940		5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.50
1	GMC	Yukon Denali	P265/65R18	9595443		DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.20
			P275/55R20	9598428		EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.90
			P285/45R22	9595860	19143998	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.30
			P285/50R20	9597940		5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.50
1	GMT900	SPARE	LT235/80R17E	9597936		134883B	117R	ALS	BW	Michelin	LTX MS2	QQO	2025MS	19.60
			LT235/80R17E	9597938		134884B	117R	AT	BW	Michelin	LTX AT2	QZT	2352	19.80
			LT245/75R17/E	9597924		ED301T	121R	ALS	BW	Firestone	Transforce HT	QHQ	2022MS	19.10
			LT265/70R17/E	9595449		DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.00
			LT265/70R17/E	9595675		3X0083A	121S	AT	BW	Goodyear	Wrangler SR-A	QXU	2336	22.20
			LT265/70R18/E	9597934		134633Y	124R	AT	BW	Michelin	LTX AT2	QGM	2351	23.40
			LT265/75R16/E	9595243		EA921T	123Q	OOR	BW	Bridgestone	Duravis M773	ZER	2331	21.70
			P245/70R17	9598780		89775	108H	ALS	BW	General	AMERITRAC	QNM	1392	14.70
			P265/70R17	9594729		1X1051D	113S	ALS	BW	Goodyear	Wrangler S/T	QVL	1210MS	17.60
			P265/70R17	9596719		5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.90
0G	Buick	LaCrosse	P235/50R18	9596641		133945N	97V	AL3	BW	Michelin	Pilot HX MXM4	QKE	1321MS	12.50
			P245/40R19	92206523	19239693	7X1411D	94W	AL3	BW	Goodyear	Eagle RS-A	RP2	1366MS	11.40
			P245/50R17	9597556		134580K	98H	AL3	BW	Michelin	Primacy MXM4	QFV	1353MS	11.60
			T125/70R17	13235024		GEPS12D	98M	CS	BW	Maxxis	MAXXIS	P77	619	5.40
0G	Buick	LaCrosse BAS+	P235/50R17	20981857		135475E	95T	ALS	BW	Michelin	Energy Saver A/S	RAF	1415MS	10.90
0G	Buick	Regal	225/55R17	13241499		57835	97H	AL3	BW	Continental	ContiProContact	QRU	1303MS	10.30
			P235/50R18	9596641	19163349	133945N	97V	AL3	BW	Michelin	Pilot HX MXM4	QKE	1321MS	12.50
			P245/40R19	92206523	19239693	7X1411D	94W	AL3	BW	Goodyear	Eagle RS-A	RP2	1366MS	11.40
			T125/70R17	13235024		GEPS12D	98M	CS	BW	Maxxis	MAXXIS	P77	619	5.40
			T125/80R16	13219382		GEPS22B	97M	CS	BW	Maxxis	MAXXIS	P76	618	5.40
0G	Buick	Regal BAS+	P235/50R17	20981857		135475E	95T	ALS	BW	Michelin	Energy Saver A/S	RAF	1415MS	10.90
0G	Buick	Regal GS	255/35R20	13277120		15_161_00DB	97Y	HW4	BW	Pirelli	P Zero	QI9	NONE	11.30
			P245/40R19	22814390		7X1411M	94W	AL3	BW	Goodyear	Eagle RS-A	RP2	1436MS	11.30

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

Table of Contents	Page

I.	General Condition Standards	2
	A. Vehicle Return Requirements	3
	B. Title, Registration, Tax, VIN Plate	3
	C. Vehicle Damage and Disclosure	3
	D. Damage Allowance, Existing Damage, Previous Repairs	4
	E. Vehicle Maintenance	4

II.	Normal Wear and Tear	5
	A. Glossary	5
	B. Sheet Metal and Paint	5
	C. Convertible Tops	6
	D. Front and Rear Bumpers	7
	E. Tires	9
	F. Wheels, Covers and Aluminum Wheels	10
	G. Vehicle Lighting	10
	H. Interior Soft Trim and Carpets	10
	I. Carpet Retainers / Sill Plates	11
	J. Vehicle Glass	11

III.	Original Equipment, Aftermarket Equipment and Accessories	12

IV.	Missing Equipment Program (MET)	12

V.	Vehicle Integrity	12

VI.	Litigation Liability	14

VII.	General Turn-In Procedures	14
	A. Forecast	14
	B. Delivery	14
	C. Inspection	14
	D. Reviews	15
	E. Acceptance	15
	F. Rejects	15
	G. Other	16

VIII.	Permanently Rejected Vehicles	17

VII.	Miscellaneous Items	17
	General Return Facility Guideline	17
	Holidays	17
	Contact Information	18

X.	Exhibits
	A. Vehicle Categories	19
	B. PDR Process and Limitations	20
	C. MET Program Price List/ Misc. MET Item	22
	D. Mid – Rail and Engine Cradle Damage Definitions	25
	E. GM Authorized Return Locations	27
	F. GM Approved 2008 Replacement Tire Tables	31
	G. MET Tire Program	32
	H. GM Windshield Glass Manufacturers	33
	I. Title Shipping and Handling Procedure	34
	J. Aluminum Wheel Repair	35

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

The interpretation of these Guidelines is solely the discretion of General Motors LLC (or”(GM”).

I.	GENERAL CONDITION STANDARDS

A.	Vehicle Return Requirements

1.	Vehicle must be returned washed and vacuumed. Vehicles with dirty interiors including newspapers, cups and other trash will be charged a $35 Dirty Interior MET Fee.
a.
The dirty interior charge will be used when the interior of the vehicle is littered with trash.  Excessive or offensive trash in the vehicle such as cups, bottles, newspapers, food, bags, roadmaps, etc., that would hinder interior inspection would generate a $35.00 dirty interior MET charge.

b.	General Motors’ expectation of a vehicle’s condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.
2.
Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing.  When the vehicle is returned and inspected a $75.00 re-inspection fee will be charged unless special arrangements have been made.

3.
Vehicles must have a minimum of a ¼ tank of fuel with the exception of Hawaii vehicles, which cannot exceed a ¼ tank of fuel.  Vehicles with less than a ¼ tank of fuel but more than 1/8 will be assessed a MET charge of $15.00.  Vehicles below 1/8 tank of fuel will be deemed “Currently Ineligible” and released to the rental account for low fuel.  When the vehicle is returned, a $75.00 re-inspection fee will be charged.

4.
Emission labels are required to be in place and legible on all vehicles returned to General Motors.  Vehicles without an emission label will be Currently Ineligible and gate released to the rental account.  A $75.00 re-inspection fee will be charged when the vehicle is corrected and returned.

5.	Vehicles must have two (2) sets of keys, all owner manuals, floor mats, and programmed keyless remotes/key fobs and all other remotes, included as original equipment.
6.	Vehicles must display actual mileage. GM approved procedures must be followed when repairing or replacing instrument clusters/odometers. Consult GM dealer for proper replacement.
7.	A vehicle must comply with all aspects of the applicable program parameters or it is not eligible for return.
8.	Each vehicle shall be in sound mechanical and electrical operating condition. Repair of these items must be made prior to turn-in or the vehicle will be rejected.
9.
All warranty and campaign claims should be completed prior to returning the vehicle to General Motors.  Failure to complete warranty and/or campaign claims may render the vehicle Currently Ineligible.  A $75.00 re-inspection fee will be charged when the vehicle is returned.  Repair of existing body damage is not required for vehicles released for warranty, mechanical or campaign repairs.

10.
Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with the approved OEM replacement and must meet GM standards prior to turn-in.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012
B.	Title, Registration, Tax, VIN Plate

1.	A vehicle submitted with a COV (Certificate of Origin for a Vehicle) or a branded title, is not eligible for return.
2.
All vehicles must have a valid and current registration, at the time of acceptance.  State and local taxes must be paid prior to turn-back. The Daily Rental Company must comply with State regulations pertaining to proof of payment for State and local taxes.

3.
Titles for all turn-in vehicles for the Daily Rental Companies must be received by a GM approved Title Center within three (3) business days of vehicle turn-in.  The vehicle turn-in date is considered the first day.  Currently the only GM approved Title Center is SGS.  See Exhibit I for detailed title shipping instructions.

SGS Title Center
9805-C North Cross Center Court
Huntersville, NC 28078
Phone:   704-997-1082
FAX:       704-997-1090

4.
The Daily Rental Company must remove each vehicle at an auction or turn-in site if the title for such vehicle is not received within 30 days of the turn-in date.  The vehicle will be Currently Ineligible and will be assessed a re-inspection fee if / when it is returned.

5.
The vehicle’s Vehicle Identification Number Plate (VIN) must be completely readable and properly attached to the dash panel.  Any obstruction causing a portion of the plate to be covered is not acceptable.

6.	The plate must be flush and secure with the rivets intact and tight.
7.	The plate cannot be bent, cracked or torn and the rivets cannot be damaged in any manner.
8.	Bent or loose VIN plates cannot be repaired or replaced. General Motors cannot replace a VIN plate or the rivets used to attach it to the dash panel.
9.	VIN plates not meeting these criteria will render the vehicle Permanently Ineligible for this Program.

C.	Vehicle Damage and Disclosure Requirements

1.
The GM Disclosure Policy mandates that all prior damage and repairs must be electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a GM Dealer.

2.
The electronic disclosure must be checked in the appropriate box (Yes or No), confirming     or denying previous damage.  Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle.

3.	Collision damage must be disclosed and be supported by repair orders, if requested by the inspection provider on behalf of General Motors.
4.	Repair orders must accurately reflect all work performed and include all associated repair costs.
5.	The inspection provider, on General Motors behalf, will request a Repair Order when:
a.	Previous repaired damage noted during the inspection does not agree with the disclosure.
b.	The dollar amount disclosed appears too high or low based on the visual inspection.
c.	The disclosed damage areas and the disclosed repair amount appear significantly out of line.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012
d.	There should be no other arbitrary rule or guideline, such as any damage over $XXX amount or with damage to X number of body panels used as a basis for requesting R.O.’s.
6.
Requested repair orders must be received by the inspection provider within two business days of the request for the rental account to maintain their original turn in date.  Requested repair orders not received by the inspection provider within seven (7) business days will cause the vehicle to be deemed Currently Ineligible and must be gate released and removed from the yard until the repair order is available.  A $75.00 re-inspection fee will be charged when the vehicle is returned with the requested repair order.

D.	Damage Allowance, Existing Damage and Previous Repairs

1.	GM will absorb the cost of repairs on those vehicles returned with $450 or less existing damage.
2.	GM will charge the Daily Rental Company for current damage in excess of the $450 damage allowance plus a service fee. The service fee will be applied as follows:

AMOUNT IN EXCESS OF $450	SERVICE FEE
$0 TO $99.99	EQUAL TO AMOUNT OVER $450
$100.00 TO $1,099.99	$100
$1,100.00 TO $1,549.99	$200

3.	Vehicles with existing damage exceeding $2,000 are not currently eligible for return.
4.
Prior repairs cannot exceed $2,250 for Category 1 vehicles, $2,750 for Category 2 vehicles, $3,250 for Category 3 vehicles and $4,250 for Category 4 vehicles.  These amounts exclude costs related to vehicle glass, tires, wheels, wheel covers, Supplemental Inflatable Restraint (SIR) system components, “Loss of use” and towing charges. Vehicles exceeding these maximums are not eligible for turn-in.  See Exhibit A - Vehicle Categories / Prior Repair Limits.

5.
Vehicles with "Poor Prior Repairs" of $700 or less, GM will accept the vehicle and charge the estimated repair cost to the Daily Rental Company under the MET program.  Vehicles with “Poor Prior Repairs” exceeding $700 will be considered “Currently ineligible” and released to the Daily Rental Company.

6.
If a vehicle is identified as “currently ineligible” as a result of a mechanical, warranty / campaign, unacceptable glass or mis-matched tires, etc. GM will allow the unit to be gate released, repaired for these reasons only, and returned for acceptance consideration. If the returned vehicle has had partial repairs on any chargeable damage identified when it was originally inspected, the entire vehicle must be repaired to no more than $100 in chargeable current damage. A $75 Re-inspection Fee will apply.

7.	Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (MET, refer to Section IV).

E.	Vehicle Maintenance

1.
Vehicles must be maintained as described in the Vehicle Owners Manual. Failure to comply will result in permanent rejection of the vehicle.  The repair/replacement of an engine or transmission that is due to non-compliance of vehicle maintenance will render the vehicle permanently ineligible.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

II.	NORMAL WEAR AND TEAR

Listed below is the nomenclature commonly used to describe the degree of damage in inspection reporting.

A.	GLOSSARY OF TERMS – “General Description”

1.	Abrasion – A lightly scratched or worn area of the finish, either paint, clear coat, or chrome, that does not penetrate to the base material of the part or panel.

2.	Chip – Confined area where paint has been removed from the surface, usually not larger than 1/8 inch, for purposes of these return guidelines.

3.	Dent – A depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

4.	Ding – A small dent an inch or less in diameter with or without paint damage.

5.	Gouge – An area where the damage has penetrated the finish and removed a portion of the base material of the part or panel.

6.	Scratch – A cut in the surface, of any material, that may or may not penetrate the finish.

7.	Scuff – A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

B.	SHEET METAL AND PAINT

The following are acceptable return conditions and applicable charges.  For Paintless Dent Removal (PDR) criteria see Exhibit B.

1.	Maximum of two dents per panel that are individually no larger than one (1) inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR) are non-chargeable.
2.	Scratches in the clear coat that do not penetrate to the color coat, and do not catch a finger nail, are non-chargeable.
3.	Chips to door, hood or deck lid edges that do not reach flat panel surfaces are non-chargeable.
4.	An appearance fee and PDR may be used on the same panel.
5.
One dent that qualifies for PDR that contains one chip inside the dent.   The chip must be no larger than one-eighth (1/8) inch in diameter and cannot exhibit any spider cracks around the chip.  This damage would be charged $50 for the PDR and $20 Appearance Charge for the chip, totaling $70.00.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

6.	ALL PANELS EXCEPT HOOD
a.	One to three chips, individually no larger than one-eighth (1/8) inch in diameter are no charge.
b.	Four to six chips per panel will be charged the $20 appearance charge.
c.	Over six chips per panel will require a minimum of a panel refinish.
7.	HOOD PANEL
a.
Maximum of six chips to the leading edge (first 5 inches) of the hood, individually no larger than one-eighth (1/8) inch in diameter, and / or up to three chips on the remainder of the hood at no charge.

b.	Up to 10 chips in the leading edge of the hood and / or up to six chips on the remainder of the hood will be charged a $40 appearance charge.
c.	Over ten chips in the leading edge of the Hood and / or over six chips on the remainder of the Hood will require a minimum of a hood panel refinish.
d.	Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown above.

HOOD PANEL CONDITIONS
HOOD – LEADING EDGE, FIRST 5”	HOOD – ALL BUT LEADING EDGE	CHARGES
Maximum of 6 chips / scratches	Maximum of 3 chips / scratches	Non-Chargeable
Maximum of 10 chips / scratches	Maximum of 6 chips / scratches.	$40.00 Appearance fee
Greater than 10 chips / scratches	Greater than 6 chips / scratches	Hood Panel Refinish

See B. Sheet Metal and Paint above for additional details.

8.	Chips and scratches, that exceed the guidelines outlined above, will be charged for Panel Refinish.
9.
Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair.  A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel.  A clean break is defined as a body side molding, cladding, etc. that runs from one end of the panel to the other with no gaps at either end.  Body lines are not a clean break and partial panel repair does not apply.

10.
A partial Deck Lid / Lift gate repair has been added for an area below a molding that goes from end to end on the Deck Lid or Lift gate.  An example would be the Chevrolet Impala with an area of approximately 2 inches below the Deck Lid Molding.  This is not a spot repair and cannot be used above the molding.

11.
The floor of a pick-up truck box is considered one panel and is covered by the above guideline of two dents per panel no larger than (1) inch that does not break the paint.  One dent to each wheelhouse no larger than (1) inch, that does not break the paint, is acceptable.  Paintless Dent Removal cannot be used on the floor or wheelhouse of a pick-up truck.

C.	CONVERTIBLE TOPS

The following are acceptable return conditions with regard to convertible tops:
1.	Stains that can be removed by normal reconditioning.
2.	Abrasions that are not visually offensive.
3.	Top structure must be operational and not damaged.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

D.	FRONT AND REAR BUMPERS

Bumpers will be inspected from a standing position.

The following are acceptable return conditions with regard to front and rear soft painted bumper fascia and textured bumpers:

1.
A maximum of two dents, no larger than one inch that do not break the paint are no charge. Dents that encroach on the edges of the license plate pocket and impressions of screw heads would continue to be chargeable damage.

2.
Maximum of two scratches per bumper that are no longer than two (2) inches and no wider than ¼ inch or, one scratch no longer than four (4) inches and no wider than ¼ inch that penetrates the color coat, exposing the black bumper material, but not penetrating the black bumper material requiring filler are non-chargeable.

3.	Minor indentations in the rear bumper cover, directly below the trunk opening, with minimal paint damage are non-chargeable.
4.
On bumper covers with no other chargeable damage, one to six chips 1/8 inch or less per bumper cover are no charge.  Seven to 15 chips per bumper cover will require a minimum of a $20 Appearance Fee.  Bumpers with greater than 15 chips will be charged for a partial bumper repair.  Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown above.

BUMPER CONDITIONS
FRONT OR REAR BUMPER FASCIA	CHARGES
A maximum of two dents, no larger than one inch that do not break the paint	Non-Chargeable
Maximum of two scratches per bumper no longer than 2” and no wider than ¼” or, one scratch no longer than 4” and no wider than ¼ inch	Non-Chargeable
Minor indentations in the rear bumper cover, directly below the trunk opening, with minimal paint damage	Non-Chargeable

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012
BUMPER COVERS WITH NO OTHER DAMAGE
Maximum of 6 chips / scratches per bumper	Non-Chargeable
7 to 15 chips / scratches per bumper	$20.00 Appearance Fee
Greater than 15 chips / scratches per bumper	Minimum Partial Bumper Repair
See D. (Front and Rear Bumpers) above for additional details.

5.
The front and rear bumper fascia may be mis-aligned due to a low impact collision.  A charge of $50.00 has been added for the front and rear bumper to re-attach any disconnected fasteners and align the bumper fascia when no other damage is present.  This repair cannot be used for a poor previously repaired bumper, only minor misalignments without paint damage.

6.
Damage on the underside of the bumper, observed during the undercarriage inspection, other than breakage, will not be chargeable.  Cracked or broken bumpers, regardless of location, will remain chargeable as a repair or replacement.

7.	Partial bumper repairs may be charged using the following criteria for either painted or textured bumpers:
a.
A partial bumper repair can be performed on a rolling third or 33% of the bumper.  The damage can be anywhere on the bumper as long as it is confined to an area equal to a continuous third of the bumper’s length.

b.
Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns, refer to bulletin RS-11-13 for tri-color / pearl paint codes.

c.
The $20 appearance fee may be used on bumpers in conjunction with a partial bumper repair if the damage is located on different areas of the bumper. (Example) The partial bumper charge can be assessed for damage to the center of the bumper and an appearance fee for minor chips on the left end of the bumper eliminating the need to charge for a full refinish.

8.	Cracked or punctured bumper fascias will be charged a minimum partial bumper repair fee of $125.00 for painted bumpers and $175.00 for textured bumpers per the parameters below.
a.	Crack(s) in the bumper, not exceeding a total combined length of four (4) inches in total, or a puncture not exceeding the diameter of a U.S. quarter.
b.	A maximum of two dents, individually not exceeding two (2) inches in diameter and confined to 1/3 of the bumper area.
9.	Bumpers that are both painted and textured or two tone will be treated as separate chargeable bumpers and charged the full repair amount for each panel if the damage follows the above guidelines.
10.	License plate screw holes in the front bumper cover used to attach the license plate to the bumper, without the proper bracket, will be charged a minimum of a partial bumper repair at $125.00.
11.	Metal bumpers, either painted or chrome.
a.
A maximum of two scratches or chips per bumper that are no longer than two (2) inches and no wider than ¼ inch or, one scratch no longer than four (4) inches and no wider than ¼ inch that penetrates the color coat, that would not require filler are acceptable at no charge.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

b.	A maximum of two (2) dents that are individually no larger than one (1) inch in diameter and do not damage the paint or chrome will be charged $100.00.
c.	Damage exceeding the above criteria will be charged for a bumper replacement including damage that removes any chrome plating on a metal bumper.

E.	TIRES

The following are acceptable conditions regarding all tires including full size spare tires which must meet the same inspection criteria as a road tire:

The space saver spare tire used on most General Motors vehicles does not fall into the same criteria as the four road tires.  The space saver spare must be in the vehicle, inflated and undamaged.  The minimum 5/32 inch tread depth requirement does not apply.  They also may not be the same make as the road tires.

1.	All tires must have 5/32 inch or better original tread across all primary tread grooves without any exposed belts. All tires must match by size, make and type.
2.	Only GM original equipment tires or GM approved replacement tires are acceptable. Refer to Exhibit F - GM Approved 2012 Replacement Tire Table.
3.
When the replacement tire shown in Exhibit F is not available the first step should be to contact the tire manufacturer through the Customer Assistance phone number.  This information is located in the Tire Warranty Book included with the vehicle’s warranty information.  If the replacement tire cannot be located a replacement exhibiting the same TPC code as the original tire may be used, however, all tires must match by size, make and type.

4.
Tires without a TPC rating or when another manufacturer cannot supply the same TPC rated tire, any other OE supplier shown on Exhibit F can be used as long as the tire matches the original by size, load rating and speed rating.  The same rule as above will apply, all four tires must match by size, make and type.

5.
Tires with mushroom-type plugs, installed from the inside out, in the tread only, are acceptable.   All other plugs / patches are not acceptable.  General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for any unacceptable plugged tire found and replaced prior to the sale of the vehicle, with no right to review.

6.	Exhibit G - MET Tire Program, provides details for tire replacement under the MET program. This program is available to Daily Rental Companies at their discretion.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

F.	WHEELS, COVERS AND ALUMINUM WHEELS

Refer to Exhibit J for GM approved wheel repairs.

Wheel description and nomenclature

                                                                                                         1. Stamped Steel Wheel – A base wheel usually painted black which utilizes a hub cap or wheel cover.
                                                                                                         2. Aluminum / Alloy Wheel – A wheel made of aluminum or aluminum alloy.  These wheels are typically coated with either,
                                                                                                             1) clear coat  2) paint with or without clear coat 3) polished and clear coated or 4) chrome plated.

The following are acceptable return conditions for aluminum / alloy wheels, stamped steel wheels, and wheel covers with any appropriate charges.  See Exhibit J. for additional information:

1.	Description of non-chargeable conditions.
a.
The face of the wheel cover or wheel may have a maximum of two (2) light scratches or scuffs to the surface not penetrating through to the base material that are no longer than 1 1/2 inches and no wider then 1/4 inch.

b.	Light scratches or scuffs within one inch of the outside edge of the wheel or wheel cover are acceptable, provided they do not, in total, exceed one-third (1/3) the circumference of the wheel.
2.	A $50 MET Appearance Charge will be assessed for abrasions and scratches, exceeding those outlined in number one above, that do not remove material or distort the outer edge of the wheel.
a.	Damage must be limited to the outer one (1) inch of the edge of an Aluminum or Alloy wheel that can be removed with light sanding.
b.	The damage cannot, in total, cover more than 25% of the wheel’s rim area.
3.
Scratches, scuffs or gouges that remove material or distort the outer edge of the wheel can be repaired.  The following prices apply to aluminum, alloy and chrome plated steel wheels as shown in Exhibit J.

a.	All car and truck aluminum / alloy with clear coat or painted surface $165.00,
b.	All car and truck chrome plated aluminum / alloy or steel $205.00.
c.	All car and truck brightly polished aluminum $235.00.
4.	Gouges of the base material in the center or spoke area of the aluminum / alloy wheel are not repairable and must be charged for a replacement.

G.	VEHICLE LIGHTING

The following are acceptable return conditions with regard to vehicle lighting:

1.	All lights/lamps must be operational. (Front, Rear, Side and Interior)

H.	INTERIOR SOFT TRIM AND CARPETS

The following are acceptable return conditions with regard to interior soft trim and carpets:

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012
1.	All stains which can be removed by normal reconditioning are non-chargeable.
2.	Maximum of one (1) burn that is not larger than one-quarter (1/4) inch in diameter and not through the backing material is non-chargeable.
3.	For tears or cuts in leather, vinyl or cloth, on soft interior trim panels, the following damage charges will apply.
a.	$100.00 for tears or cuts not longer than two inches in leather or vinyl.
b.	$70.00 for tears or cuts not longer than two inches in plain cloth, with no pattern.
c.	For tears or cuts up to four inches the damage charge is $125.00 for leather or vinyl and $90.00 for plain cloth, with no pattern.
d.	The above repairs cannot be utilized if the damage crosses a seam in the material.
e.	Damage exceeding the above criteria will require a trim panel part replacement.
4.	Carpet stains that require bleaching and dying of the carpet will be charged $65 per section, i.e. right front, left front, etc.
5.	Torn or punctured carpet may be repaired using the following pricing:
a.	$50 charge for a puncture not exceeding ¾ inch in diameter.
b.	$125 charge for a tear not exceeding two (2) inches in length.
6.	Damage exceeding the above defined conditions, in number 4 and 5 above, will require carpet replacement.

I.	CARPET RETAINERS/ SILL PLATES

The following are acceptable return conditions with regard to carpet retainers/sill plates:

1.	Carpet retainers and sill plates must be in place.
2.	Minor surface scuffs/scratches are acceptable.

J.	VEHICLE GLASS
1.	The following are acceptable return conditions with regard to rear windows, side / door windows, and any stationary glass:
a.	Minor pinpoint chips or vertical scratches in the side / door glass will be acceptable and noted in the non-chargeable portion of the AD006.
b.	Minor pinpoint chips to any stationary or rear glass is acceptable as a non-chargeable condition.
c.	Any damage more severe than stated above will render the vehicle Currently Ineligible and must be released to the rental account for repair.

Only windshields can be charged as a MET Program charge or part replacement.  Door, side and rear windows cannot be charged as current damage and must be considered Currently Ineligible and released to the rental account for repair.  A $75.00 Re-inspection Fee will be charged upon the vehicle’s return.

2.	Windshield

a.	Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.

b.	Four (4) chips (without legs) from one-eighth (1/8) inch not to exceed three sixteenth (3/16) inch are non-chargeable providing no more than two (2) chips reside in the driver's side wiper area.
c.	Chips (without legs) one-eighth (1/8) inch or less located within one (1) inch inbound from the "Frit Band" (windshield outer perimeter darkened area) are non-chargeable.
d.	General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (see Exhibit H: GM Windshield Glass Manufacturers.)
e.	Damaged windshields may be replaced under the terms of the MET program.

3.
General Motors reserves the right to charge the Daily Rental Company $220 for each windshield replaced at auction prior to sale of vehicle where previously written as “chipped no charge”, with no right to review.

III.	ORIGINAL EQUIPMENT, AFTERMARKET EQUIMENT AND ACCESSORIES

A.
Original Equipment - All original equipment and accessories noted on the factory invoice must be on the vehicle.  All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, correct rear van seats, jack and wheel wrench) are to be replaced prior to return and must be original GM equipment.  All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

B.
After-Market Equipment - Any after-market parts or accessories i.e. GPS / navigational systems, pick-up truck bed liners, running boards, etc. installed by the rental account or their agent must have prior  GM Remarketing approval prior to installation.  Drilling, electrical modifications, etc. without prior approval will render the vehicle permanently ineligible.  Pick-up truck bed liners, running boards, etc. must be left on the vehicle at turn back.

IV.	MISSING EQUIPMENT PROGRAM (MET)

A.
The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to the Daily Rental Company replacing the part or accessories.  MET items will be deducted from the repurchase payment to the  Daily Rental Company.  MET items will not be included as part of the $450 chargeable damage allowance (Refer to Section I-D, Damage Allowance).

B.
Vehicles turned in with one or all the mats missing, on vehicles so equipped, will be assessed a MET charge for missing mats or for the set if none are returned with the vehicle.  All vehicles will be assessed the appropriate MET fee for any missing floor mats.  Floor mats are required per the “Minimum Equipment Requirements”.

C.
Keyless remote / key fobs must be operational.  Key fobs that are not functional will be charged $30.00 for re-programming.  Missing key fobs will be assessed the programming fee, which is included in the Met fee for the missing key fob(s).  Missing keys utilizing an integral Keyless Remote  and key will be charged the Keyless Remote MET charge as they are not serviced separately.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

V.	VEHICLE INTEGRITY

A.
Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for rejecting the vehicle as a permanent reject.  Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

1.	Floor Panel / Trunk Floor
2.	Mid – Rail Assembly (See Exhibit D)
3.	Outer Rocker Panels / Pinch Welds
4.	Frame Rails / Rail Extensions
5.	Sub-Frame Assemblies (Engine Cradles) (See Exhibit D)

B.
Total time for Frame Set-up and Measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repairs is acceptable, on the following components, provided there is no structural damage and the repairs meet GM standards:

1.	Frame Rail / Rail Extensions
2.	Apron / Upper Reinforcements
3.	Cowl Panel
4.	Hinge / Windshield "A" Pillar
5.	Center / "B" Pillar

C.
The cosmetic repair time shown above is just that, cosmetic.  This may include aligning the ends of the frame rails to align the bumper, etc.  Pulling or sectioning frame rails, doorframes, and pillars are not acceptable repairs for rental vehicles being turned back to General Motors.  A cosmetic repair to frame rails does not include adding body filler / Bondo.  This practice will permanently reject the vehicle.

D.	Repaired damage or replacement of the following components is acceptable:
1.	Radiator Core Support
2.	Frame Rail Extensions
3.	Engine Sub-Frame
4.	Outer Rocker Panel
5.	Rear Body Panel
6.	Quarter Panel (Proper Sectioning is Acceptable)
7.	Roof (Repair only, no repair to the Roof Rails)

E.
Vehicles with misaligned door(s) exhibiting any of the following conditions must be considered currently ineligible (CI) due to the difficulty in determining the cause of the misalignment and or appropriate repair charges:

1.	The door “ramps up” on the lock striker when closing but may be aligned when closed and latched.
2.	The door contacts any part of the door opening or door frame.
3.	Any contact with surrounding panels.
4.	When previous repairs involving the misaligned door are observed, the misalignment must be considered a poor previous repair and released to the rental account for correction.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

VI.	LITIGATION LIABILITY

Non-disclosure of damages or the use of non-GM OEM parts by the Daily Rental Company may result, at GM's discretion, in the Daily Rental Company being named as a participant in any litigation brought against GM.  If a Daily Rental Company attempts to return vehicles with non-disclosed damage, or purposely conceal prior repairs, it will result in GM refusing to accept additional vehicles for turn-back.

VII.	GENERAL TURN-IN PROCEDURES

A.	FORECAST

1.	At least 30 days prior to vehicle turn-in, the GM Remarketing Department is to be notified, in writing (E-mail) by the Corporate Office of the Daily Rental Company of the following:
a.	Turn-in location
b.	Quantity

Please E-mail this forecast to your Account Representative.  E-mail address can be found in Section IX-C.

2.
Two weeks prior to turn-in, the Daily Rental Company is to advise the GM approved turn-in location of tentative quantities and days for turn-in via written confirmation.  GM reserves the option to limit daily returns.  Failure to comply with this procedure may result in GM's refusal to allow any vehicle to be returned, thus delaying the actual acceptance date.

B.	DELIVERY

Vehicles returned for repurchase shall be delivered to a GM approved turn-in location and parked in the designated return area at no expense to GM.  A list of GM approved locations is attached and is subject to change at GM's discretion (Exhibit D).  Normal operating hours for delivery is 8am to 5pm, Monday through Friday.  The Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in, i.e. clean, vacuum, repaired/replaced items, etc.

C.	INSPECTION

1.
Vehicles will be inspected by an authorized representative of GM, using the electronic Form AD006.  The initial vehicle inspection will be provided to the Daily Rental Company at General Motor's expense.  The Daily Rental Company will be charged $75 for each inspection and/or verification required after the initial inspection.  Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

2.	The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

D.	REVIEWS

1.
The Met/Non-Met report will be printed twice daily - at mid-day and end-of-business (5:00 PM).  The end-of-day report will not contain the day's summary but rather summarize what was completed after the mid-day report.

2.	Vehicle worksheets are printed and available throughout the day.
3.
Reviews can be conducted throughout the day.  However, reviews must be completed prior to three (3:00) PM the day following printing of the worksheet.  This will permit prompt shipment of vehicles.  If the review is not completed prior to three (3:00) PM, the vehicle will be processed as per the original inspection.

4.
Vehicles with current damage not exceeding $450 and MET charges collectively not exceeding $100 will be processed as written, with no right to review.  Keyless entry key fob programming is not included in the $100 total and is not considered a reviewable MET charge.

5.
After a vehicle has been reviewed by the rental account representative and the site inspection provider representative, any agreed upon changes must be signed and dated by both parties on the Yard Worksheet.  The change(s) must be clearly noted on the Yard Worksheet to aid in tracking the change(s).  Without this notation it is very difficult to accurately determine which line was changed and to what extent, should a question arise in the future.  Not clearly noting the changes can also lead to errors when inputting the changes to update the inspection.

6.
 Additionally, it is the responsibility of the inspection provider to enter all agreed upon changes into their inspection system and processed to RIMS so the charges are added or removed from the Condition Report prior to acceptance.  Yard worksheets that were changed after the review process must be retained for a minimum of 6 months.  Failure to make agreed upon changes may result in a chargeback to the inspection provider for the cost of the inspection.

E.	ACCEPTANCE

1.
A copy of the Form AD006 or an electronic file will serve as the acceptance receipt for the Daily Rental Company.  The date used to stop depreciation will be identified on the acceptance line of Form AD006 or on the electronic file.

2.
The Daily Rental Company will have three (3) business days from the vehicle turn-in date to provide the vehicle title to a GM approved Title Center in order to receive the turn-in date as the depreciation stop date/acceptance date (should all other conditions be satisfied). The day the vehicle is turned in is considered the first business day.  See Exhibit I for more details.

F.	REJECTS

1.	Rejected vehicles left at marshalling yards in excess of three (3) business days upon removal notification may result in no additional vehicles being approved for return.
2.
Vehicles at an auction waiting for title more than 30 days must be removed by the Daily Rental Company.  The vehicle will be classified as Currently Ineligible and will be assessed a re-inspection fee if / when it is returned. Neither General Motors nor any approved turn back location is responsible responsible for any liability regarding rejected vehicles, not removed within three (3) business days

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

3.
Vehicles that are classified as a Permanent Reject by the inspection provider will be assessed a $75 service charge.  General Motors Remarketing will provide a quarterly invoice which will include the turn back location, turn-in date, VIN, and the reject reason.

4.
It is General Motors’ practice to ship vehicles once they pass the inspection process, with or without acceptance.  On rare occasions, a title may not be sent to the Title Center in time and the vehicle exceeds the maximum allowable in-service time.  Depending on the timing, the auction that received the vehicle, may recondition the vehicle and / or perform repairs in preparation for sale.  Should this occur due to the rental account not sending the title and the vehicle becomes ineligible for repurchase by GM, the charges for these services along with the shipping cost will be charged to the rental account, and paid, prior to releasing the vehicle back to the account.

G.	OTHER

1.
Mechanical and body shop labor rates used to calculate chargeable damage will be subject to change.  The following are the current labor rates for metal repairs, paint, and mechanical (part replacement):

a. $37.80 Metal Repair
b. $37.80 Paint
c. $38.00 Part Replacement (mechanical)

2.	In the event a vehicle is returned to General Motors in error, the following guidelines will be used to return the vehicle to the rental account.
a.	Rental Account request for vehicle return “prior” to acceptance
Vehicle will be temporarily rejected by General Motors and the vehicle will be returned to the Daily Rental Company.
If the vehicle is returned at a later date, a $75.00 re-inspection fee will be charged.

3.	Rental Account request for vehicle return “after” acceptance
a.
Payment can be stopped - The vehicle will be released to the Daily Rental Company from its current location.  A $250 administrative fee will be charged to the Daily Rental Company in addition to all other expenses incurred by GM on the vehicle, including but not limited to inspection fees, shipping, marshalling yard, and auction expenses, on a cost basis.

b.	Payment cannot be stopped or funds have already been disbursed - The vehicle will not be returned to the rental account.

VIII.	PERMANENTLY REJECTED VEHICLES

A.
Should disqualifying damage be noted after vehicle acceptance, General Motors will invoice the Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance by GM (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors Corporation
Fleet and Commercial Operations - Remarketing
Renaissance Center
Tower 100, 19th Floor
MC 482-A19-B36
Detroit, MI 48265-1000
B.
Vehicles removed from the program in accordance with the terms and conditions of the Program become the responsibility of the Daily Rental Company.  The Daily Rental Company is responsible for arranging vehicle pick-up at a location designated by General Motors.

IX.	MISCELLANEOUS ITEMS

A.	GENERAL RETURN FACILITY GUIDELINE

Any abuse of personnel or property at a GM authorized return facility by a Daily Rental Company representative will result in the immediate expulsion of said person from the GM authorized return facility.

B.	HOLIDAYS

General Motors approved turn-in locations will be closed on the following dates:
2012 CY – May 28th, July 4th, September 3rd, November 22nd & 23rd and December 24th, through January 3, 2013. The last day for rental returns at year end will be December 20, 2012 with reviews completed by December 21, 2012.

General Motors reserves the right to amend this list of dates at its discretion.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

C.	CONTACT INFORMATION

All questions pertaining to the foregoing Turn-In Standards and Procedures should be directed to the appropriate General Motors Remarketing Customer Support Team Member:

GM RENTAL SUPPORT GROUP
John Pruse, Manager	313-665-1410	john.pruse@gm.com
Sandy Grinsell, Enterprise / Vanguard / Licensees and Hertz and Licensees	313-667-6437	sandy.grinsell@gm.com
Tom Martin, Avis Budget / Licensees, Inspection Providers, Technical Bulletins and Rental Return Guidelines	313-667-6434	thomas.martin@gm.com
Audre’ Walls, Independent Rental Accounts, Dollar Thrifty an HP. Inspection Providers and Special Projects	313-667-6444	audre.walls@gm.com

EXHIBIT A
GENERAL MOTORS
VEHICLE CATEGORIES / PRIOR REPAIR LIMITS

CATEGORY #1	CATEGORY #2	CATEGORY #3	CATEGORY #4
$2,250	$2,750	$3,250	$4,250

CHEVROLET	CHEVROLET	CHEVROLET	CHEVROLET
Aveo	Equinox	Impala	Corvette
Cruze	Malibu	Camaro	Suburban
HHR	Captiva	Express Van	Tahoe
Sonic		Colorado
Spark	GMC	Silverado	BUICK
	Terrain	Traverse	Lucerne

		BUICK	CADILLAC
		LaCrosse	(All Models)
Regal
		Enclave	GMC
		Verano	Yukon / XL

GMC
Savana Van
Canyon
Sierra
Acadia

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT B
PAINTLESS DENT REMOVAL (PDR)
PROCESS AND LIMITATIONS
A.	PDR Categories

1.	Size of rounded dent, up to four (4) inches in diameter.
2.	Number of dings per panel, up to seven (7) per panel, at $50 per panel.
3.	Number of dings per panel, between eight (8) and twelve (12) per panel, at $75 per panel.
4.	Number of dings per panel, between thirteen (13) and fifteen (15) per panel, at $100 per panel.
5.	One single dent, up to six (6) inches in diameter or one large shallow dent up to 18 inches in the hood, roof or deck lid, at $100.

B.	PDR Process - The PDR process can be utilized in the repair of the following areas:

1.	Dings and dents varying in size and shape.
2.	Minor creases, shallow palm prints and protrusions.
3.	Dents in body feature lines.

C.	PDR Limitations

1.	General Motor’s inspection providers will utilize the Dent Wizard, Paintless Dent Removal Guide to determine panel accessibility by vehicle.
2.	Creases that exceed six (6) inches will not be considered.
3.	Sharp creases, regardless of size, will not be considered.
4.	If the paint is broken, PDR is not to be considered, unless otherwise specified by panel or area.
5.	No hole drilling will be acceptable in the PDR process.
6.
PDR may be used to repair existing, qualifying PDR repairable, damage to a previously repaired panel that meets GM and industry repair standards.  PDR is not acceptable for use on a poor previously repaired panel.

7.
The Dent Wizard Glue Stick process can be used to repair dents where previously not assessable.  The charge for this process is the same as traditional PDR.  Please see the requirements for a Glue Stick repair to be considered below.

a.	No paint damage may exist in or near the area to be repaired. This process will pull damaged or loose paint away from the body.
b.	The vehicle must have original factory paint as consistency in base coat and clear coat offer the best opportunity for a successful repair.
c.	A dime to a half dollar size dent either round or oval can be considered for this type of repair.
d.	Shallow or soft impacts with a depth of a ¼ inch or less that is NOT creased or sharp may be considered for a glue stick repair.
e.	Damage on a panel edge or body line cannot be considered for a glue stick repair.

D.	If the damage exceeds the PDR limitations of these guidelines, paint and metal time will apply.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT B Cont’d
PAINTLESS DENT REMOVAL (PDR)
PROCESS AND LIMITATIONS, Cont’d.

E.	Hail damaged vehicles.

Most hail damaged vehicles are considered minor dents as there are only a few on some panels.  Others however have a large number of dents per panel and do not qualify for normal Paintless Dent Removal (PDR) pricing.

Vehicles exhibiting major hail damage must be evaluated in conjunction with Bulletin RS-08-17 issued March 4, 2009, “Vehicles with Excessive Existing Damage”.  The pricing for these hail damage repairs are much different than the normal PDR pricing as is the repair process for this type of excessive damage.

Please use the following criteria when inspecting a vehicle with existing hail damage:

•	Panels with 15 or fewer small hail dents, with no paint damage, may be written with the normal PDR charge of $50 for 7 dents or less, $75 for 8 to 12 dents or $100 for 13 to 15 dents per panel.

•	Vehicles with a single panel over 15 small hail dents must be charged a paint and metal repair, with the appropriate repair time.

•
When more than one panel is hail damaged and the number of dents exceeds 15 per panel, the vehicle must be designated as “Currently Ineligible” and gate released to the rental account for repair of the damaged panels prior to return.

Vehicles released to the rental account must have the damage disclosure updated to reflect the additional repairs and the vehicle must be repaired to less than $100 of existing damage.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012
EXHIBIT C
MET PROGRAM PRICE LIST
MET Part Description	PRICE
Navigational CD / DVD	$260
14 Inch Tire	$120
15 Inch Tire	$130
16 Inch Tire P	$160
16 Inch Tire T	$210
17 Inch Tire All	$240
18 Inch Tire All	$250
19 Inch Performance Tire	$516
19 Inch ALL OTHER	$159
20 Inch Tire All	$310
22 Inch Tire All	$268
Wheel Appearance Fee	$ 50
Cargo Cover – TrailBlazer / Envoy Rear Floor Storage	$59
Cargo Net – Trunk	$ 17
Cargo Package Shelf	$180
Cargo Shade	$108
CD DVD Storage Holder	$ 15
Cell Phone / Sun glass Holder	$ 18
Cigarette Lighter	$ 8
Cigarette Lighter – Multiple	$ 16
Console – Second Row Mini Van	$235
Cup Holder	$ 15
Cup Holder – Multiple	$ 30
Dirty Interior	$ 35
Dome Light Cover	$ 5
Dome Light Cover – Multiple	$ 10
DVD Remote	$ 48
DVD Wireless Headphone (1)	$ 55
DVD Wireless Headphone (2)	$110
Emergency Highway Package	$ 144
Floor Mat – Cargo Area – SUV and Van	$50
Floor Mat Set – Front – Passenger Car	$34
Floor Mat Set – Front – SUV	$40
Floor Mat Set – Front – Van	$22
Floor Mat Set – Rear – Passenger Car	$24
Floor Mat Set – Rear – SUV	$45
Floor Mat Set – Rear – Van	$30
Foot Pedal Pad	$5
Foot Pedal Pad – Multiple	$10
Hanger Hook	$ 5
Hawaii Outer Island Shipping Fee	$ 75
Hawaii Ship Back Surcharge	$450
Interior Emblem	$ 8

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012
Interior Emblem – Multiple	$ 16
Key - Electronic Engine	$ 35
Keyless Remote (1) Includes programming	$ 97
Keyless Remote (2) Includes programming	$187
Keyless Remote Reprogram 1 or 2	$ 30
Manual – All Other	$ 10
Manual – Cadillac	$ 25
MET Verification	$75
Misc. MET #1	$ 10
Misc. MET #2	$ 20
Misc. MET #3	$ 30
Misc. MET #4	$40
Misc. MET #5	$50
Onstar Antenna (Glass Mounted)	$ 32
Organizer Package Cargo	$120
Radio Knob	$ 5
Repair Verification	$ 75
Seat Belt Molding	$ 5
Spare tire cover (Passenger car - trunk)	$45
Trunk Mat – Cadillac	$ 34
Air Compressor Kit	$101
EXTERIOR
Antenna Mast	$ 8
Body Side Mldg F Dr Car	$78
Body Side Mldg F Dr Trk	$23
Body Side Mldg F Fdr Car	$28
Body Side Mldg F Fdr Trk	$59
Body Side Mldg Qtr Pnl Car	$34
Body Side Mldg Qtr Pnl Trk	$211
Body Side Mldg R Dr Car	$67
Body Side Mldg R Dr Trk	$54
Convertible Boot – Center Cover	$192
Convertible Boot – Outer Cover	$377
Convertible Boot Bag	$ 55
Door Revel Mldg Car 1	$60
Door Revel Mldg Car 2	$60
Gm Logo Small All	$4
Hood Ornament	$ 25
Name Plate Rear Car	$17
Name Plate Rear Trk	$29
Plastic Lug Nut Cover	$ 13
Rocker Mldg Car 1	$120
Rocker Mldg Car 2	$120
Rocker Mldg Trk 1	$131
Rocker Mldg Trk 2	$131
Roof Seam Molding Lt Car	$31
Roof Seam Molding Rt Car	$31
Spare Tire Cover – Truck Only	$ 72

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012
Spare Tire Hanger – Van	$ 50
Wheel 1 Cover Truck	$39
Wheel 1 Cover Car	$55
Wheel 1 Ctr Cap Car	$26
Wheel 1 Ctr Cap Trk	$21
Wheel 2 Cover Truck	$39
Wheel 2 Cover Car	$55
Wheel 2 Ctr Cap Car	$26
Wheel 2 Ctr Cap Trk	$21
Wheel 3 Cover Truck	$39
Wheel 3 Cover Car	$55
Wheel 3 Ctr Cap Car	$26
Wheel 3 Ctr Cap Trk	$21
Wheel 4 Cover Truck	$39
Wheel 4 Cover Car	$55
Wheel 4 Ctr Cap Car	$26
Wheel 4 Ctr Cap Trk	$21
Windshield Glass	$220

MISCELLANEOUS – MET ITEM

The MET program also includes the acceptance of vehicles with miscellaneous missing or broken items to facilitate vehicle turn-ins.  Examples of these items are:

➢	Missing/broken knobs and switches
➢	Loose rear speaker wires
➢	Missing windshield washer cap
➢	Missing emblems

The MET codes for these items reflect a flat rate charge as follows:

MET #1………………………$10
MET #2………………………$20
MET #3………………………$30
MET #4………………………$40
MET #5………………………$50

Hawaii Outer Island Shipping Fee…………………………….……..…   $75
Hawaii Ship-Back Surcharge. ……………………..………..…...…..…  $450
“Poor Prior Repairs” – Maximum………………………………………    $700

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT D

MID – RAIL ASSEMBLY

The Mid – Rails are structural components located directly below the occupant compartment of a vehicle just inboard of the inner rocker panel.  They are welded to the Torque Box and the vehicle floor pan.

A.	ACCEPTABLE DAMAGE
1.	Minor dents in the Torque Box Cover not caused by collision.
2.	Minor dents in the surface of the Mid-Rail that do not bulge, dent or in any way deform the sides of the rail.
3.	Stamped holes in the Mid - Rail that are enlarged or deformed but not torn.
4.	Scrapes and scratches confined to the surface of the Mid-Rail not exceeding 12”.
5.	Minor damage to the Mid - Rail caused by the assembly process’ use of Jigs and Fixtures.

B.	REPAIRS
1.	There are no acceptable or approved repairs.

C.	CAUTIONS
1.	TIE DOWN HOLES
a.	Mid – Rails are not a component of vehicle tie down. Stamped holes in the
Mid – Rail cannot be used for vehicle tie down.

In order to clarify securement requirements for vehicles shipped on haulaway equipment, all vehicles must be shipped utilizing soft-tie straps, except for those identified below.

The following vehicles are currently using the traditional chain tie down process.  Chevrolet Silverado and GMC Sierra (all configurations), Yukon, Tahoe, Escalade, Yukon XL, Suburban, Escalade EXT, Chevrolet Express and GMC Savana Vans.

 Requirements for soft-tie straps on haulaway equipment:

1.
Tie down holes have been eliminated on all General Motors Passenger Cars and Crossovers.  Those that still have the tie down holes may not be reinforced and must not be used to secure the vehicle for shipping.  Chains must never be used on undercarriage components for tie down purposes.

This tie down procedure MUST be used when transporting the identified General Motors vehicles by truck.  Rental vehicles returned to General Motors for repurchase that exhibit a torn or damaged undercarriage, from improper tie down, may result in the vehicle being permanently rejected.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

2.	JACKING AND LIFTING
a.	Significant damage to the Mid – Rail can occur from improper lifting.
b.	Reasonable care should be taken when jacking or lifting any vehicle. Proper jack and hoist placement locations are shown in the vehicle’s Owner’s Manual and Shop Manual.

ENGINE CRADLE

The engine cradle is generally the lowest part of the vehicle.  Due to its location on the vehicle, it is subject to abrasions, scarring, and minor denting from road debris.  These conditions are normal and not indicative of a product failure or evidence of prior front-end damage.

Upon inspection, minor conditions such as the above are to be noted, as non-chargeable as long as there is no disclosure of prior damage or repair to the front of the vehicle, or evidence of misalignment.  The Turn Back Guidelines clearly allow the Rental Account to replace the engine cradle, as it is a bolt on part.  Sectioning or pulling this part is not allowed.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT E, 1 of 4

ATTENTION:  Some of the return sites listed below are located at an auction.  Please note the address is where the vehicles are to be returned and not necessarily the auction address.

GM REMARKETING VEHICLE TURN-IN LOCATIONS
The turn in locations listed below are at GM's discretion, and are subject to change.

Alabama ADESA BIRMINGHAM AA, 804 Sollie Dr., Moody, AL 35004-0817, (205) 640-7761

Arizona ADESA PHOENIX AA, 6740 W. GERMANN, CHANDLER, AZ 85226, 520-796-1428

California ADESA PHOENIX AA, 6740 W. GERMANN, CHANDLER, AZ 85226, 520-796-1428 SAN BERNARDINO DIST. CENTER, 1698 Santa Fe Way, San Bernardino, CA 92410 909-381-9050

Colorado UNION PACIFIC RAILROAD, 9900 I-76 Service Road, Henderson, CO 80640, 303-286-0345

Connecticut SOUTHERN AA, 164 South Main St., East Windsor, CT 06088-0388, 860-292-7550

Florida ORLANDO DIST. CENTER, 1600 Pine Avenue, Orlando, FL 32824, 407-438-5505 PALM CENTER DIST. CENTER, 15400 Corporate Road West, Jupiter, FL 33478, 561-625-9615

Georgia ADESA Atlanta AA, 5055 Oakley Industrial Blvd., Fairburn, GA 30265, 770-357-2133

Hawaii HONOLULU DIST CENTER, Pier 51 B Sand Island Road, Honolulu, HI 96819, 808-848-8146 MAUI DIST CENTER, Pier 1 - 105 Ala Luna Street, Kahului, HI 96732, 808-848-8146

Idaho BRASHER’S IDAHO AA, 7355 Eisenman Rd., Boise, ID 83716, 208-395-3111

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT E, 2 of 4
Illinois IAA CHICAGO SOUTH MARSHALLING YARD, 16425 South Crawford Ave., Markham, IL 60428, 708-589-4653 ABC ST. LOUIS AA, 721 South 45th Street, Centreville, IL 62207, 636-332-1227 X227

Indiana ADESA INDIANAPOLIS AA, 2950 East Main Street, Indianapolis, IN 46168, 317-838-5777

Louisiana ADESA SHREVEPORT AA, 7666 Highway 80 W., Shreveport, LA 71109, 318-938-7903 x425 IAA BATON ROUGE AA, 29000 Frost Road, Livingston, LA 70754, 225-686-7121

Maryland BALTIMORE / JESSUP, 8459 Dorsey Run Road, Jessup, MD 20794, 301-604-7316

Massachusetts ADESA BOSTON / FRAMINGHAM AA, 63 Western Avenue, Framingham, MA 01701, 508-620-2959

Michigan MELVINDALE MARSHALLING YARD, 1461 South Schaefer Road, Melvindale, MI 48122, 734-474-5328

Minnesota ADESA MINNEAPOLIS AA, 17600 Territorial Road, Maple Grove, MN 55369, 763-416-0594

Missouri ADESA KANSAS CITY, 1551 ADESA Drive, BELTON, MO 64081, 816-318-9912 FOR ST. LOUIS PLEASE SEE ILLINOIS

Nebraska OMAHA MARSHALLING YARD, 5402 L Street, Omaha, NE 68117, 402-490-1679

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT E, 3 of 4

Nevada BRASHER’S RENO AA, 6000 Echo Ave., Reno, NV 89506, 775-828-3427 UNION PACIFIC RAILROAD, 4740 East Tropical Parkway, Las Vegas, NV 89115, 702-632-2863

New Jersey PORT NEWARK DIST. CENTER, Lot B Craneway Street, Port Newark, NJ 07114, 973-274-1737

New Mexico BNSF RAILWAY, 102 Woodward, Suite B, Albuquerque, NM 87102, 505-247-2087

New York STATE LINE AA, 830 Talmadge Hill Road, Waverly, NY 14892, 607-565-3533

North Carolina GREENSBORO AA, INC., 3802 West Wendover Avenue, Greensboro, NC 27407, 336-856-2440

North Dakota ADESA FARGO, 1650 East Main Ave., West Fargo, ND 58078, 701-282-8203 x139

Ohio COLUMBUS FAIR AA, 2170 New World Dr., Columbus, OH 43207, 614-497-1710

Oklahoma DEALERS AA OF OKLAHOMA CITY, 2900 West Reno Ave., Oklahoma City, OK 37107, 405-290-7192

Oregon UNION PACIFIC RAILROAD, 9003 North Columbia, Portland, OR 503-283-1465

Pennsylvania PITTSBURGH INDEPENDENT AA, 378 Hunker Waltz Mill Road, New Stanton, PA 15672 724-910-1842

South Carolina CHARLESTON AA, 651 Precast Lane, Moncks, SC, 29641, 843-761-0541 X139

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT E, 4 of 4

Tennessee ADESA MEMPHIS AA, 5400 Getwell Rd., Memphis, TN 37210, 901-365-8978 ADESA NASHVILLE AA, 631 Burnett Road, Nashville, TN 37138, 615-240-3023

Texas
ADESA SAN ANTONIO AA,  200 S. Callaghan Road,  San Antonio, TX 78227,  210-432-2253
ADESA HOUSTON, 4526 North Sam Houston Parkway, West, Houston, TX 77086, 281-444-4900
ADESA DALLAS AA, 3501 Lancaster-Hutchins Rd., Hutchins, TX 75141, 972-284-4778

Utah BRASHER’S SALT LAKE AA, 780 South 5600 West, Salt Lake City, UT 84104-5300, 801-366-3836

Washington TACOMA DIST. CENTER, 2810 Marshall Ave. Suite “B”, Tacoma, WA 98421, 253-719-1761

Wisconsin GREATER MILWAUKEE AA, 8920 W. Brown Deer Road, Milwaukee, WI 53224, 262-835-9802

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT F

GM Approved 2012 MY Replacement
Tire Table

For Electronic Receipt,
See Replacement Tire Table.xls file

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT G

MET Tire Program Replacement Tires

MET Number	Tire Size	MET Charge
00000169	14 Inch	$120.00
00000170	15 Inch	$130.00
00000171	16 InchP	$160.00
00000208	16 InchT	$210.00
00000206	17 Inch All	$240.00
00000607	18 Inch All	$250.00
00000983	19 Inch Performance	$516.00
00000985	19 Inch ALL OTHER	$159.00
00000609	20 Inch All	$310.00
00000987	22 Inch All	$268.00

Legend:
P – Passenger Car
T – Trucks

The MET Tire Program is limited to two (2) tires per vehicle.  Any flat, mismatched or incorrect tires will not be considered for the MET tire program.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT H
GM WINDSHIELD GLASS MANUFACTURERS

MANUFACTURER	BRAND	BRAND	BRAND	BRAND	BRAND
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

EXHIBIT I

TITLE SHIPPING and HANDLING PROCEDURE

This procedure will assure timely payment and processing of returned rental vehicle(s) to General Motors.  All titles must be received within three (3) Business days of the vehicle’s return to retain the original return date.  All titles must be sent to an approved General Motors Title Center.

SGS Title Center
9805-C North Cross Center Court
Huntersville, NC 28078
704-997-1082

Furthermore, all title shipments to the title center must contain a packing list.  The packing list must contain the following information:

Company name and address
Contact name and phone number
FAX number
Full Vehicle Identification Number (VIN), for each title in the package.

An example of a packing list is shown below.  For packages containing more than ten titles, e-Mail an Excel Spreadsheet with a list of the full VIN for all titles to be sent to the Title Center.  The spreadsheet should contain the same contact information shown above for a packing list.  The Title Center will enter the VIN list into their system and use it to verify the titles have been received and processed.  The sender will be notified of any missing or incorrect titles.

SAMPLE PACKING LIST

PACKING LIST

Friendly Rent A Car
123 USA Drive
Anywhere, USA 12312

John Doe
Phone                                123-123-4567
FAX                                   123-123-7654

Full VIN for each title contained in the package.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012
EXHIBIT J

Aluminum / Alloy Wheel Repair Guidelines

The photos below are examples of aluminum / alloy wheel damage and the appropriate charges associated with each example.

Attachment 1C and 3C
GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012
EXHIBIT J.
Aluminum / Alloy Wheel Repair Guidelines, (cont’d).

The following guidelines have been established to define the extent of repairable damage to an aluminum / alloy wheel.  The charge for wheels damaged as described below including mounting and balancing will be as follows:  All car and truck aluminum / Alloy clear coat or paint $165.00, all car and truck polished aluminum / Alloy $235.00, all car and truck chrome plated aluminum / Alloy or steel $205.00.

•	The damaged area to be repaired cannot exceed 90 degrees of the wheel’s circumference, see chart below.
•	Curb rash is defined as a scrape or gouge to the outboard rim flange. This is the part of the wheel where a clip-on or balance weight would attach.

•	Damage to any other part of the wheel or damage to the rim flange exceeding the above conditions is not repairable and would require replacement.
•	A wheel with a crack or dent of any type is not acceptable for repair.

ALLOWABLE WHEEL DAMAGE AREA IN INCHES
WHEEL SIZE	CIRCUMFERENCE	90 DEGREE DAMAGE AREA IN INCHES
14”	44”	11”
15”	47”	12”
16”	50”	12”
17”	54”	14”
18”	57”	14”
19”	60”	15”
20”	63 ”	16”
22”	69”	17”

Attachment 1C

VN9 Tier Program for the 2013 Model Year

GUIDELINES, RATES AND PARAMETERS

Tier 1	Tier 2	Tier 3	Tier 4
Sonic	Impala	Corvette	Suburban
Cruze	Express	CTS	Yukon XL
Regal	Savana	LaCrosse	Tahoe
Malibu	Camaro		Yukon
Verano	Camaro Cnvrt		Escalade
Spark	Silverado		Acadia
	Sierra		Enclave
	Equinox		Traverse
	Terrain		ATS
	Encore		SRX
	Captiva		XTS

Month Of Vehicle Acceptance:	*Purchase Percentages*						
	Tier 1 %	***Tier 2 %***	***Tier 3 %***	***Tier 4 %***	***Free Miles***	***Excess Mileage Penalty***	***Damage Allowance***
July 2012	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Aug	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Sep	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Oct	87.5	87.5	88.5	91.5	22,500	$0.25	$450
Nov	86.5	87.5	87.5	90.5	22,500	$0.25	$450
Dec	85.5	87.5	87.5	90.5	22,500	$0.25	$450
Jan 2013	85.0	87.0	87.5	90.5	25,000	$0.25	$450
Feb	84.5	86.5	87.5	90.0	25,000	$0.25	$450
Mar	84.0	86.0	87.5	89.5	25,000	$0.25	$450
Apr	83.5	85.5	87.0	89.0	27,500	$0.25	$450
May	82.5	84.5	86.5	88.5	27,500	$0.25	$450
June	82.0	84.0	86.0	88.0	29,250	$0.25	$450
July	81.0	83.0	85.0	87.5	29,250	$0.30	$450
Aug	80.0	81.0	84.0	86.5	29,250	$0.30	$450
Sep	79.0	80.0	83.0	84.0	29,250	$0.30	$450
Oct	77.0	77.0	81.0	83.0	29,250	$0.30	$450
Nov	76.0	77.0	78.0	82.0	29,250	$0.30	$450
Dec	75.0	77.0	77.0	81.0	29,250	$0.30	$450
Jan 2014	74.0	76.0	76.0	80.0	31,000	$0.30	$450
Feb	73.0	75.0	76.0	80.0	31,000	$0.30	$450
Mar	72.0	74.0	75.0	79.0	31,000	$0.30	$450
Apr	71.0	73.0	74.0	78.0	33,000	$0.30	$450
May	70.0	72.0	73.0	77.0	33,000	$0.30	$450
June	69.0	71.0	72.0	76.0	33,000	$0.30	$450
July	67.0	69.0	70.0	74.0	35,000	$0.40	$450
Aug	66.0	68.0	69.0	73.0	35,000	$0.40	$450
Sep	65.0	67.0	68.0	72.0	35,000	$0.40	$450
Oct	65.0	67.0	67.0	71.0	37,500	$0.40	$450
Nov	63.0	66.0	67.0	70.0	37,500	$0.40	$450
Dec	63.0	65.0	67.0	70.0	37,500	$0.40	$450
Jan 2015	63.0	65.0	66.0	69.0	40,000	$0.40	$450
Feb	61.0	64.0	65.0	68.0	40,000	$0.40	$450
Mar	59.0	62.0	64.0	65.0	40,000	$0.40	$450
Apr	57.0	61.0	63.0	64.0	42,500	$0.40	$450
May	55.0	58.0	60.0	63.0	42,500	$0.40	$450
June	53.0	55.0	57.0	60.0	42,500	$0.40	$450
July	49.0	51.0	55.0	57.0	42,500	$0.40	$450

ADDITIONAL PARAMETERS

REQUIRED OPTIONS:

VN9 + CUSTOMER CODE

REQUIRED HOLD PERIOD:

MINIMUM HOLD: 0 MONTHS (0 DAYS)

MAXIMUM HOLD: 24 MONTHS (730 DAYS)

All 2013 MY VN9 units must be accepted before 7/31/2015

DAMAGE ALLOWANCE:

$450 DEDUCTIBLE

Refer to 2012 CY Turn-In Standards and Procedures (Attachment 1B) for more information

MILEAGE ALLOWANCE:

Refer to chart for free miles and penalties

No Maximum Mileage Limitations

Effective date of mileage change is the first day of the month

IN SERVICE DATE = EXPIRATION IN TRANSIT (as shown on invoice) + 5 DAYS

DEPRECIATION CALCULATIONS:

1. Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.

2. Depreciation from the capitalized cost will be based on specific purchase percentages of dealer invoice, scaled by vehicle assignment into one of four tier groups. The return purchase amount shall be calculated as a percent of the capitalized cost including freight.

3. The return purchase percentage varies daily and is determined by the day the vehicle is returned and accepted by General Motors in accordance with GM 2012 CY Turn-In Standards and Procedures (Attachment 1B).

4. The daily purchase rate equals the change in the monthly rate divided by the number of calendar days for that month.

5. Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental company meets all program parameters and completes the sign-off procedures.

Attachment 1D

Attachment 1E

Attachment 1R
GENERAL MOTORS
2013MY DAILY RENTAL [REDACTED] PROGRAM

1.	PROGRAM NAME AND NUMBER:
2013 Model Year Daily Rental [REDACTED] Program for Daily Rental Customers

2.	PROGRAM DESCRIPTION/RULES:
Vehicles eligible for the [REDACTED] program must be in rental service for a minimum of [REDACTED].  Eligible GM models are detailed in Attachment 3.   It is the rental customer’s responsibility to maintain on file verification of the time in-service. GM reserves the right to audit the rental company to insure compliance with this guideline.  Excluded from the in-service period requirement would be [REDACTED].

Rental customers must submit [REDACTED] of the total agreed to contractual volume (excluding any [REDACTED]), before GM will [REDACTED].  All submissions must be identified by VIN through electronic media transmission to GM – (C3 De-Enroll File Format.) Once processed, these units will be [REDACTED]. Any vin accepted for [REDACTED] and subsequently returned to a GM Turn In location will be subject to a $75 re-inspection fee.  [REDACTED] submissions will be accepted through May 31, 2015.

Rental customers may post [REDACTED].  However, vehicles [REDACTED].  They may be included in the reclassification program subject to the other terms and conditions of this Program.

[REDACTED] and will not count toward the [REDACTED] submission.  No exceptions will be made, including but not limited for reasons of frame, fire or flood damage, for the 2013 model year [REDACTED] program.

Vehicles previously turned-in and accepted by a GM-Sponsored Auction location [REDACTED].

Vehicles selected for [REDACTED] by the rental customer, which are not deemed [REDACTED] must have been used exclusively in daily rental business, and must comply with the terms and conditions outlined in GM's National Daily Rental Purchase Program (Attachment 1) for the appropriate 2013 model year.

3.	OTHER PROGRAM GUIDELINES:
Rental customer agrees to retain any documents or records relevant to vehicles purchased under this program [REDACTED] under this program for two years after the close of this program.  Rental customer agrees to permit any designated representative of GM to examine, audit and take copies of any accounts and records the rental customer is to maintain under this program.  The rental customer agrees to make such accounts readily available at its facilities during regular business hours.  GM agrees to furnish the rental customer with a list of any reproduced records.

GM reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment, except for [REDACTED].  Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with General Motors.

Global Headquarters at the Renaissance Center~ ~ Detroit, MI 48265-1000 ~ 313-665-1137
13 MY Rental Agreement, Attachment 1R

Attachment 1T

Release and Settlement Date
for True Up and Interest

Month/YR	Payment Register Transmission Date	Bank Account Settlement Date
JAN 12	Thu 1/5/12	Wed 1/11/12
FEB 12	Fri 2/3/12	Thu 2/9/12
MAR 12	Fri 3/2/12	Fri 3/9/12
APR 12	Tue 4/3/12	Tue 4/10/12
MAY 12	Thu 5/3/12	Wed 5/9/12
JUN 12	Tue 6/5/12	Mon 6/11/12
JUL 12	Thu 7/5/12	Wed 7/11/12
AUG 12	Fri 8/3/12	Thu 8/9/12
SEP 12	Thu 9/6/12	Wed 9/12/12
OCT 12	Tue 10/2/12	Wed 10/10/12
NOV 12	Fri 11/2/12	Fri 11/9/12
DEC 12	Tue 12/4/12	Tue 12/11/12

Month/YR	Payment Register Transmission Date	Bank Account Settlement Date
JAN 13	Fri 1/4/13	Thu 1/10/13
FEB 13	Tue 2/5/13	Mon 2/11/13
MAR 13	Tue 3/5/13	Mon 3/11/13
APR 13	Tue 4/2/13	Tue 4/9/13
MAY 13	Fri 5/3/13	Thu 5/9/13
JUN 13	Tue 6/4/13	Tue 6/11/13
JUL 13	Thu 7/4/13	Wed 7/10/13
AUG 13	Tue 8/6/13	Fri 8/9/13
SEP 13	Thu 9/5/13	Wed 9/11/13
OCT 13	Thu 10/3/13	Wed 10/9/13
NOV 13	Tue 11/5/13	Tue 11/12/13
DEC 13	Tue 12/3/13	Tue 12/10/13

*Updated on 3/20/2012

Attachment 2
GENERAL MOTORS
2013MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:
2013 Model Year National Fleet Risk Purchase Program for Daily Rental Customers
Program Code: VX7
Program No. 02-13VX70- 01

2.	PROGRAM DESCRIPTION:

This program makes available to General Motor’s dealers and qualified daily rental customers, allowances on select 2013 model year General Motors vehicles sold and delivered to qualified daily rental customers.

The following are not eligible for this program:
-	Preferred Equipment Group (P.E.G.)/Option package discounts
-	Recreational vehicles
-	Vehicles delivered from dealer inventory

A qualified daily rental fleet customer must have a General Motors Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date:	Opening of 2013 model year ordering system
Program End Date:	When Dealers are notified that 2013 model year fleet orders are no longer being accepted by General Motors
In-service Period:	Minimum seven (7) months. If, however, a vehicle has been damaged beyond repair, i.e., fire, frame, stolen, embezzled or water damage, etc., and documentation is available to support the condition, this provision will be waived.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles including non-returned vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United Sates (U.S.) and the daily rental customers and dealers shall comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:
Eligible Models:
All new and unused 2013 GM models with the required minimum factory installed equipment levels specified and processing options ordered for qualified daily rental customers for use as daily rental vehicles and delivered by GM dealers are eligible for the VX7 program.  Eligible vehicles are required to comply with minimum factory installed equipment levels specified in the Minimum Equipment Guidelines ( Attachment 2A - “MEG”).

General Motors upfitted vehicles, with the exception of recreational vehicles, are eligible as long as:
a.	The vehicle was purchased directly from GM or from another dealer in the United States
b.	Title to the vehicle was retained by the franchised dealer through the point of sale
c.	Delivery to the ultimate fleet customer can be proven

Required Options for Order and Delivery:

Vehicles purchased under the 2013 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and appropriate customer code as stated in the contractual agreement and will not be eligible for retail sale incentives.  VX7 program incentive amounts are not available to dealers and only available to daily rental fleet customers with an active GM contract.  Units ordered with option VX7 receive order date price protection (PRP).

All Orders must include the following:
a.	Valid GM FAN (Fleet Account Number)
b.	Option Codes: VX7 and rental customer code
c.	Order Type: FDR

Attachment 2

d.	Delivery Type: 020 – Daily Rental (unit will be auto delivered if using a qualified FAN)

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production.   This is the ordering dealer's responsibility.

Units delivered to rental customer’s drop ship sites must have the rental customer’s code on the window label and delivery receipts must be checked to verify proper ownership of the vehicle.  GM Customer Support should be contacted immediately regarding units delivered to the wrong drop ship site to determine the appropriate course of action.  Units that were incorrectly delivered must not be placed into rental service.  GM reserves the right to deny incentives on units in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES & ALLOWANCE PROGRAMS :
Vehicles delivered to fleet customers with the above delivery type may be eligible for the following other incentive programs.  Because not all the programs listed below may be combined with each other, consult the guidelines of each program to determine applicability.  Programs not listed below would not be compatible unless the specific guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO
GENERAL
GM MOBILITY	(MOB/MOC/R8L) N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) Y
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) N
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) N
RISK	(VX7) X
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE)N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

Attachment 2
6.	GENERAL PROGRAM GUIDELINES:
A.	General Motors defines a rental vehicle as:
a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for purchase or other incentives."

b.
If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase or incentives.  General Motors may audit the rental customer to ensure compliance with this guideline.

B.
All eligible units must be delivered to the rental customer through a General Motors dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or individual are ineligible for payment.

C.
General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back. Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

D.
Optional equipment and, in special circumstances, certain standard equipment can be added to and deleted from GM vehicles during the ordering and manufacturing process by retail, fleet and rental customers.  It is the rental customer’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle.  Rental customers that use third party build specifications to promote the sale of their unit should be especially careful to ensure the accuracy of that data.

E.
General Motors reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment.  Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with General Motors.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

Attachment 2A

				Trim Mix Requirements		Incentives
UMD	TRIM	BRAND	MODEL DESCRIPTION	% Required	Volume	Base Incentive	Uplevel Incentive	2013 MY Bonus	Total Incentive
				%	Units	$/Unit	$/Unit	$/Unit	$/Unit
4R14526	&1SD	Buick Enclave	FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4R14526	&1SL	Buick Enclave	FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4R14526	&1SN	Buick Enclave	FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4V14526	&1SD	Buick Enclave	AWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4V14526	&1SL	Buick Enclave	AWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4V14526	&1SN	Buick Enclave	AWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Totals		[REDACTED]	[REDACTED]

4JU76	&1SB	Buick Encore	FWD 1SB Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4JU76	&1SD	Buick Encore	FWD 1SD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4JV76	&1SL	Buick Encore	FWD 1SL Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4JV76	&1SN	Buick Encore	FWD 1SN Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4JM76	&1SB	Buick Encore	AWD 1SB Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4JM76	&1SD	Buick Encore	AWD 1SD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4JN76	&1SL	Buick Encore	AWD 1SL Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4JN76	&1SN	Buick Encore	AWD 1SN Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Totals		[REDACTED]	[REDACTED]

4GB69	&1SB	Buick LaCrosse	1SB Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GM69	&1SL	Buick LaCrosse	1SL Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GM69	&1SP	Buick LaCrosse	1SP Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GT69	&1SR	Buick LaCrosse	1SR Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GT69	&1ST	Buick LaCrosse	1ST Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GG69	&1SL	Buick LaCrosse	1SL AWD Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GG69	&1SP	Buick LaCrosse	1SP AWD Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Totals		[REDACTED]	[REDACTED]

4GR69	&1SL	Buick Regal	Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GR69	&1SN	Buick Regal	Base with Premium 1 Group	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GR69	&1SP	Buick Regal	Base with Premium 2 Group	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GS69	&1SL	Buick Regal	Turbo	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GS69	&1SN	Buick Regal	Turbo with Premium 1 Group	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GS69	&1SP	Buick Regal	Turbo with Premium 2 Group	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GS69	&1SR	Buick Regal	Turbo with Premium 3 Group	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4GJ69	&1SX	Buick Regal	GS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Totals		[REDACTED]	[REDACTED]

4PG69	&1SD	Buick Verano	Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4PG69	&1SG	Buick Verano	Base w/Convenience Group	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4PH69	&1SL	Buick Verano	Base w/Leather Group	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
4PH69	&1ST	Buick Verano	Base w/Premium Group	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Totals		[REDACTED]	[REDACTED]

6AB69	1SC	Cadillac ATS	Cadillac ATS 1SC RWD	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6AB69/6AM69	1SP/1SQ	Cadillac ATS	Cadillac ATS 1SP or 1SQ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
				[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
				[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Totals		[REDACTED]	[REDACTED]

6DP47	&1SB	Cadillac CTS	DI Coupe Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DP47	&1SF	Cadillac CTS	DI Coupe Performance Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DP47	&1SH	Cadillac CTS	DI Coupe Premium Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DH47	&1SB	Cadillac CTS	DI AWD Coupe Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DH47	&1SF	Cadillac CTS	DI AWD Coupe Performance	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DH47	&1SH	Cadillac CTS	DI AWD Coupe Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DN47	&1SV	Cadillac CTS	V Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DM69	&1SD	Cadillac CTS	Sedan Luxury Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DP69	&1SF	Cadillac CTS	DI Sedan Performance Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DP69	&1SH	Cadillac CTS	DI Sedan Premium Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DG69	&1SD	Cadillac CTS	AWD Sedan Luxury	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DH69	&1SF	Cadillac CTS	DI AWD Sedan Performance	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DH69	&1SH	Cadillac CTS	DI AWD Sedan Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DN69	&1SV	Cadillac CTS	V Series Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DM35	&1SB	Cadillac CTS	Wagon Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DM35	&1SD	Cadillac CTS	Wagon Luxury Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DP35	&1SF	Cadillac CTS	DI Wagon Performance Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DP35	&1SH	Cadillac CTS	DI Wagon Premium Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DG35	&1SB	Cadillac CTS	AWD Wagon Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DG35	&1SD	Cadillac CTS	AWD Wagon Luxury	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DH35	&1SF	Cadillac CTS	DI AWD Wagon Performance	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DH35	&1SH	Cadillac CTS	DI AWD Wagon Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6DN35	&1SV	Cadillac CTS	V Series Wagon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Totals		[REDACTED]	[REDACTED]

6C10706	&1SA	Cadillac Escalade	2WD 1/2 Ton SUV Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6C10706	&1SB	Cadillac Escalade	2WD 1/2 Ton SUV Luxury	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6C10706	&1SC	Cadillac Escalade	2WD 1/2 Ton SUV Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6C10706	&1SD	Cadillac Escalade	2WD 1/2 Ton SUV Platinum	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6C10706	&1SE	Cadillac Escalade	2WD 1/2 Ton SUV Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6C10706	&1SF	Cadillac Escalade	2WD 1/2 Ton SUV Platinum Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6C10906	&1SA	Cadillac Escalade	ESV 2WD 1/2 Ton SUV Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6C10906	&1SB	Cadillac Escalade	ESV 2WD 1/2 Ton SUV Luxury	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6C10906	&1SC	Cadillac Escalade	ESV 2WD 1/2 Ton SUV Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6C10906	&1SD	Cadillac Escalade	ESV 2WD 1/2 Ton SUV Platinum	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10706	&1SA	Cadillac Escalade	4X4 1/2 Ton SUV Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10706	&1SB	Cadillac Escalade	4X4 1/2 Ton SUV Luxury	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10706	&1SC	Cadillac Escalade	4X4 1/2 Ton SUV Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10706	&1SD	Cadillac Escalade	4X4 1/2 Ton SUV Platinum	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10706	&1SE	Cadillac Escalade	4X4 1/2 Ton SUV Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10706	&1SF	Cadillac Escalade	4X4 1/2 Ton SUV Platinum Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10906	&1SA	Cadillac Escalade	ESV 4X4 1/2 Ton SUV Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10906	&1SB	Cadillac Escalade	ESV 4X4 1/2 Ton SUV Luxury	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10906	&1SC	Cadillac Escalade	ESV 4X4 1/2 Ton SUV Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10906	&1SD	Cadillac Escalade	ESV 4X4 1/2 Ton SUV Platinum	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10936	&1SA	Cadillac Escalade	EXT 4X4 1/2 Ton SUT Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10936	&1SB	Cadillac Escalade	EXT 4X4 1/2 Ton SUT Luxury	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6K10936	&1SC	Cadillac Escalade	EXT 4X4 1/2 Ton SUT Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Attachment 2A

				Trim Mix Requirements		Incentives
UMD	TRIM	BRAND	MODEL DESCRIPTION	% Required	Volume	Base Incentive	Uplevel Incentive	2013 MY Bonus	Total Incentive
				%	Units	$/Unit	$/Unit	$/Unit	$/Unit

		Totals		[REDACTED]	[REDACTED]

6NG26	&1SA	Cadillac SRX	FWD Crossover Base	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6NG26	&1SB	Cadillac SRX	FWD Crossover Luxury Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6NG26	&1SD	Cadillac SRX	FWD Crossover Performance Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6NG26	&1SE	Cadillac SRX	FWD Crossover Premium Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6NL26	&1SB	Cadillac SRX	AWD Crossover Luxury Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6NL26	&1SD	Cadillac SRX	AWD Crossover Performance Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6NL26	&1SE	Cadillac SRX	AWD Crossover Premium Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Totals		[REDACTED]	[REDACTED]

6GD69	&1SA	Cadillac XTS	3.6L V6 Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6GD69	&1SB	Cadillac XTS	Luxury Collection Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6GD69	&1SC	Cadillac XTS	Premium Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6GD69	&1SD	Cadillac XTS	Platinum Collection	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6GX69	&1SB	Cadillac XTS	AWD Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6GX69	&1SC	Cadillac XTS	AWD Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6GX69	&1SD	Cadillac XTS	AWD Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6GD69	&1SE	Cadillac XTS	W20 Livery Model	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
6GD69	&W20	Cadillac XTS	W20 Livery Model	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Totals		[REDACTED]	[REDACTED]

1EE37	&1LS	Chevrolet Camaro	LS Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1EN37	&2LS	Chevrolet Camaro	2LS Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1EF37	&1LT	Chevrolet Camaro	1LT Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1EH37	&2LT	Chevrolet Camaro	2LT Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1ES37	&1SS	Chevrolet Camaro	1SS Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1ET37	&2SS	Chevrolet Camaro	2SS Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1EY37	&ZL1	Chevrolet Camaro	ZL1 Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Totals		[REDACTED]	[REDACTED]

1EF67	&1LT	Chevrolet Camaro Convertible	1LT Convertible	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1EH67	&2LT	Chevrolet Camaro Convertible	2LT Convertible	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1ES67	&1SS	Chevrolet Camaro Convertible	1SS Convertible	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1ES67	&1SS	Chevrolet Camaro Convertible	2SS Convertible	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1EY67	&ZL1	Chevrolet Camaro Convertible	ZL1 Convertible	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

1YY07	&1LT	Chevrolet Corvette	Coupe Standard	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY07	&2LT	Chevrolet Corvette	Coupe Preferred	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY07	&3LT	Chevrolet Corvette	Coupe Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY07	&4LT	Chevrolet Corvette	Coupe Custom	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG07	&1LT	Chevrolet Corvette	Grand Sport Coupe Standard	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG07	&2LT	Chevrolet Corvette	Grand Sport Coupe Preferred	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG07	&3LT	Chevrolet Corvette	Grand Sport Coupe Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG07	&4LT	Chevrolet Corvette	Grand Sport Coupe Custom	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG67	&1LT	Chevrolet Corvette	Grand Sport Convertible Standard	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY67	&1LT	Chevrolet Corvette	Convertible Standard	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY67	&2LT	Chevrolet Corvette	Convertible Preferred	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY67	&3LT	Chevrolet Corvette	Convertible Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY67	&4LT	Chevrolet Corvette	Convertible Custom	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG67	&1SA	Chevrolet Corvette	427 Convertible Preferred	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG67	&1SB	Chevrolet Corvette	427 Convertible Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG67	&1SC	Chevrolet Corvette	427 Convertible Custom	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG67	&2LT	Chevrolet Corvette	Grand Sport Convertible Preferred	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG67	&3LT	Chevrolet Corvette	Grand Sport Convertible Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YG67	&4LT	Chevrolet Corvette	Grand Sport Convertible Custom	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY87	&1LZ	Chevrolet Corvette	Z06 Standard	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY87	&2LZ	Chevrolet Corvette	Z06 Premium	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY87	&3LZ	Chevrolet Corvette	Z06 Custom	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY87	&1ZR	Chevrolet Corvette	ZR1 Standard	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1YY87	&3ZR	Chevrolet Corvette	ZR1 Custom	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

1PL69	&1SA	Chevrolet Cruze	LS Manual Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1PL69	&1SB	Chevrolet Cruze	LS Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1PB69	&1SE	Chevrolet Cruze	ECO Manual Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1PB69	&1SF	Chevrolet Cruze	ECO Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1PX69	&1FL	Chevrolet Cruze	LT Fleet Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1PX69	&1SC	Chevrolet Cruze	1LT Manual Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1PX69	&1SD	Chevrolet Cruze	1LT Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1PW69	&1SJ	Chevrolet Cruze	LTZ Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1PZ69	&1SG	Chevrolet Cruze	2LT Manual Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1PZ69	&1SH	Chevrolet Cruze	2LT Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1PZ69	&1SH	Chevrolet Cruze	2LT Automatic Sedan with sunroof	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

1WF19	&1FL	Chevrolet Impala	LS Fleet Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1WG19	&2FL	Chevrolet Impala	LT Fleet Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1WB19	&1LS	Chevrolet Impala	LS Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1WT19	&1LT	Chevrolet Impala	LT Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1WU19	&1LZ	Chevrolet Impala	LTZ Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1WS19	&9C1	Chevrolet Impala	Police Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1WS19	&9C3	Chevrolet Impala	Police Sedan Unmarked	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

1GB69	&1FL	Chevrolet Malibu	1FL Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1GB69	&1LS	Chevrolet Malibu	1LS Sedan	[REDACTED]	[REDACTED]				[REDACTED]
1GC69	&1LT	Chevrolet Malibu	1LT Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1GC69	&1SA	Chevrolet Malibu	1LT Eco Sedan	[REDACTED]	[REDACTED]				[REDACTED]
1GC69	&2LT	Chevrolet Malibu	2LT Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1GC69	&2SA	Chevrolet Malibu	2LT Eco Sedan	[REDACTED]	[REDACTED]				[REDACTED]

Attachment 2A

				Trim Mix Requirements		Incentives
UMD	TRIM	BRAND	MODEL DESCRIPTION	% Required	Volume	Base Incentive	Uplevel Incentive	2013 MY Bonus	Total Incentive
				%	Units	$/Unit	$/Unit	$/Unit	$/Unit

1GC69	&3LT	Chevrolet Malibu	2LT Turbo Sedan	[REDACTED]	[REDACTED]				[REDACTED]
1GD69	&1LZ	Chevrolet Malibu	1LZ Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1GD69	&2LZ	Chevrolet Malibu	1LZ Turbo Sedan	[REDACTED]	[REDACTED]				[REDACTED]

		Total		[REDACTED]	[REDACTED]

1JU48	&1SA	Chevrolet Sonic	LS Manual 5-Door HB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JU48	&1SB	Chevrolet Sonic	LS Automatic 5-Door HB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JU69	&1SA	Chevrolet Sonic	LS Manual Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JU69	&1SB	Chevrolet Sonic	LS Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JV48	&1SC	Chevrolet Sonic	LT Manual 5-Door HB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JV48	&1SD	Chevrolet Sonic	LT Automatic 5-Door HB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JV69	&1SC	Chevrolet Sonic	LT Manual Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JV69	&1SD	Chevrolet Sonic	LT Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JW48	&1SE	Chevrolet Sonic	LTZ Manual 5-Door HB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JW48	&1SF	Chevrolet Sonic	LTZ Automatic 5-Door HB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JW69	&1SE	Chevrolet Sonic	LTZ Manual Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JW69	&1SF	Chevrolet Sonic	LTZ Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JY48	&1SG	Chevrolet Sonic	RS Manual 5-Door HB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1JY48	&1SH	Chevrolet Sonic	RS Automatic 5-Door HB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

1CV48	&1SA	Chevrolet Spark	LS Manual	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1CV48	&1SB	Chevrolet Spark	LS Auto	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1CV48	&1SC	Chevrolet Spark	1LT Manual	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1CV48	&1SD	Chevrolet Spark	1LT Auto	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1CV48	&1SE	Chevrolet Spark	2LT Manual	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1CV48	&1SF	Chevrolet Spark	2LT Auto	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

		Chevrolet Volt	All Models	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Chevrolet Avalanche	All Models	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

1LD26	&1LS	Chevrolet Captiva	Sport LS Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1LD26	&2LS	Chevrolet Captiva	Sport LS Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1LE26	&1LT	Chevrolet Captiva	Sport LT FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1LN26	&1LZ	Chevrolet Captiva	Sport LTZ FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

1LF26	&1LS	Chevrolet Equinox	LS FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1LH26	&1LT	Chevrolet Equinox	LT1 FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1LH26	&2LT	Chevrolet Equinox	LT2 FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1LJ26	&1LZ	Chevrolet Equinox	LTZ FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1LG26	&1LS	Chevrolet Equinox	LS AWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1LK26	&1LT	Chevrolet Equinox	LT1 AWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1LK26	&2LT	Chevrolet Equinox	LT2 AWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
1LM26	&1LZ	Chevrolet Equinox	LTZ AWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

		Chevrolet Express	All Models	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Chevrolet Silverado	All Models	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

CC10906	&1FL	Chevrolet Suburban	2WD 1/2 Ton SUV FL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC10906	&1LS	Chevrolet Suburban	2WD 1/2 Ton SUV LS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC10906	&1LT	Chevrolet Suburban	2WD 1/2 Ton SUV LT	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC10906	&1LZ	Chevrolet Suburban	2WD 1/2 Ton SUV LTZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC20906	&1FL	Chevrolet Suburban	2WD 3/4 Ton SUV FL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC20906	&1LS	Chevrolet Suburban	2WD 3/4 Ton SUV LS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC20906	&1LT	Chevrolet Suburban	2WD 3/4 Ton SUV LT	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK10906	&1FL	Chevrolet Suburban	4X4 1/2 Ton SUV FL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK10906	&1LS	Chevrolet Suburban	4X4 1/2 Ton SUV LS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK10906	&1LT	Chevrolet Suburban	4X4 1/2 Ton SUV LT	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK10906	&1LZ	Chevrolet Suburban	4X4 1/2 Ton SUV LTZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK20906	&1FL	Chevrolet Suburban	4X4 3/4 Ton SUV FL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK20906	&1LS	Chevrolet Suburban	4X4 3/4 Ton SUV LS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK20906	&1LT	Chevrolet Suburban	4X4 3/4 Ton SUV LT	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total	All Models	[REDACTED]	[REDACTED]

CC10706	&1FL	Chevrolet Tahoe	2WD 1/2 Ton SUV FL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC10706	&1HY	Chevrolet Tahoe	2WD 1/2 Ton SUV Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC10706	&1LS	Chevrolet Tahoe	2WD 1/2 Ton SUV LS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC10706	&1LT	Chevrolet Tahoe	2WD 1/2 Ton SUV LT	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC10706	&1LZ	Chevrolet Tahoe	2WD 1/2 Ton SUV LTZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CC10706	&PPV	Chevrolet Tahoe	2WD 1/2 Ton SUV Police	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK10706	&1FL	Chevrolet Tahoe	4X4 1/2 Ton SUV FL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK10706	&1HY	Chevrolet Tahoe	4X4 1/2 Ton SUV Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK10706	&1LS	Chevrolet Tahoe	4X4 1/2 Ton SUV LS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK10706	&1LT	Chevrolet Tahoe	4X4 1/2 Ton SUV LT	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK10706	&1LZ	Chevrolet Tahoe	4X4 1/2 Ton SUV LTZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CK10706	&5W4	Chevrolet Tahoe	4X4 1/2 Ton SUV Special Service	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total	All Models	[REDACTED]	[REDACTED]

CR14526	&1LS	Chevrolet Traverse	FWD Crossover LS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CR14526	&1LT	Chevrolet Traverse	FWD Crossover LT1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CR14526	&2LT	Chevrolet Traverse	FWD Crossover LT2	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CR14526	&1LZ	Chevrolet Traverse	FWD Crossover LTZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CV14526	&1LS	Chevrolet Traverse	AWD Crossover LS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CV14526	&2LT	Chevrolet Traverse	AWD Crossover LT2	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CV14526	&1LT	Chevrolet Traverse	AWD Crossover LT1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Attachment 2A

				Trim Mix Requirements		Incentives
UMD	TRIM	BRAND	MODEL DESCRIPTION	% Required	Volume	Base Incentive	Uplevel Incentive	2013 MY Bonus	Total Incentive
				%	Units	$/Unit	$/Unit	$/Unit	$/Unit

CV14526	&1LZ	Chevrolet Traverse	AWD Crossover LTZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

TR14526	&3SA	Chevrolet Acadia	FWD Crossover SLE-1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TR14526	&3SB	Chevrolet Acadia	FWD Crossover SLE-2	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TR14526	&4SA	Chevrolet Acadia	FWD Crossover SLT-1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TR14526	&4SB	Chevrolet Acadia	FWD Crossover SLT-2	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TR14526	&5SA	Chevrolet Acadia	FWD Crossover Denali	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TV14526	&3SA	Chevrolet Acadia	AWD Crossover SLE-1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TV14526	&3SB	Chevrolet Acadia	AWD Crossover SLE-2	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TV14526	&4SA	Chevrolet Acadia	AWD Crossover SLT-1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TV14526	&4SB	Chevrolet Acadia	AWD Crossover SLT-2	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TV14526	&5SA	Chevrolet Acadia	AWD Crossover Denali	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

TG33903	&2SD	GMC Savana	RWD 4500 177" Cutaway	0%	0	$4,000	$0	$900	4,900
		GMC Savana	All Models	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		GMC Sierra	All Models	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

TLF26	&3SA	GMC Terrain	FWD SLE-1 Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TLH26	&3SB	GMC Terrain	FWD SLE-2 Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TLH26	&4SA	GMC Terrain	FWD SLT-1 Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TLJ26	&4SB	GMC Terrain	FWD SLT-2 Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TLJ26	&5SA	GMC Terrain	FWD Denali Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TLG26	&3SA	GMC Terrain	AWD SLE-1 Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TLK26	&3SB	GMC Terrain	AWD SLE-2 Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TLK26	&4SA	GMC Terrain	AWD SLT-1 Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TLM26	&4SB	GMC Terrain	AWD SLT-2 Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TLM26	&5SA	GMC Terrain	AWD Denali Crossover	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

TC10706	&1SA	GMC Yukon	2WD Commercial 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC10706	&3SA	GMC Yukon	2WD 1/2 Ton SUV SLE1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC10706	&4SA	GMC Yukon	2WD 1/2 Ton SUV SLT1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC10706	&4HY	GMC Yukon	Hybrid 2WD 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC10706	&5HY	GMC Yukon	Denali Hybrid 2WD 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC10706	&5SA	GMC Yukon	Denali 2WD 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK10706	&1SA	GMC Yukon	4X4 Commercial 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK10706	&3SA	GMC Yukon	4X4 1/2 Ton SUV SLE1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK10706	&4SA	GMC Yukon	4X4 1/2 Ton SUV SLT1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK10706	&4HY	GMC Yukon	Hybrid 4X4 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK10706	&5HY	GMC Yukon	Denali Hybrid 4X4 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK10706	&5SA	GMC Yukon	Denali 4X4 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

		Total		[REDACTED]	[REDACTED]

TC10906	&1SA	GMC Yukon XL	2WD Commercial 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC10906	&3SA	GMC Yukon XL	2WD 1/2 Ton SUV SLE1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC10906	&4SA	GMC Yukon XL	2WD 1/2 Ton SUV SLT1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC10906	&5SA	GMC Yukon XL	Denali 2WD 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC20906	&1SA	GMC Yukon XL	2WD Commercial 3/4 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC20906	&3SA	GMC Yukon XL	2WD 3/4 Ton SUV SLE1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TC20906	&4SA	GMC Yukon XL	2WD 3/4 Ton SUV SLT1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK10906	&1SA	GMC Yukon XL	4X4 Commercial 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK10906	&3SA	GMC Yukon XL	4X4 1/2 Ton SUV SLE1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK10906	&4SA	GMC Yukon XL	4X4 1/2 Ton SUV SLT1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK10906	&5SA	GMC Yukon XL	Denali 4X4 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK20906	&1SA	GMC Yukon XL	4X4 Commercial 3/4 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK20906	&3SA	GMC Yukon XL	4X4 3/4 Ton SUV SLE1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TK20906	&4SA	GMC Yukon XL	4X4 3/4 Ton SUV SLT1	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

				[REDACTED]	[REDACTED]

[REDACTED]

General Motors, LLC
By:	/s/ Edward Peper, Jr.	Date:	9/28/2012
Name:	Edward Peper, Jr.
Title:	U.S. Vice President, Fleet and Commercial Sales

By:	/s/ Edward Toporzycki	Date:	9/27/2012
Name:	Edward Toporzycki
Title:	CFO, Executive Director, U.S. Sales and Marketing Operations

Avis Budget Car Rental, LLc
By:	/s/ Michael Schmidt	Date:`	10/1/2012
Name:	Michael Schmidt
Title:	Senior VP, Fleet Services

2013 MY PRODUCTION TIMING

										CY 12 PROD								CY 13PROD	2013 MY Total
Make	Model	MAY	JUNE	JULY	AUG	SEP	OCT	NOV	DEC	Subtotal	JAN	FEB	MAR	APR	MAY	JUN	JUL	Subtotal
BUICK	ENCLAVE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
BUICK	ENCORE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
BUICK	LACROSSE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
BUICK	REGAL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
BUICK	VERANO	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CADILLAC	ATS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CADILLAC	CTS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CADILLAC	ESCALADE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CADILLAC	SRX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CADILLAC	XTS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	CAMARO COUPE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	CAMARO CVT-INC	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	CAPTIVA	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	CORVETTE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	CRUZE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	EQUINOX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	EXPRESS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	IMPALA	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	MALIBU	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	SILVERADO	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	SONIC	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	SPARK	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	SUBURBAN	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	TAHOE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	TRAVERSE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVROLET	VOLT	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
GMC	ACADIA	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
GMC	SAVANA	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
GMC	SIERRA	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
GMC	TERRAIN	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
GMC	YUKON	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
GMC	YUKON XL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TOTAL		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

[REDACTED]

Vehicle Line Mix

												[REDACTED]	[REDACTED]
	Minimum Equipment					[REDACTED]					Inv. Credit	[REDACTED]	[REDACTED]
Adjustment
Enclave	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]					[REDACTED]
Encore	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]					[REDACTED]
LaCrosse	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
Regal	[REDACTED]					[REDACTED]						[REDACTED]
Verano	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
ATS	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]					[REDACTED]
CTS - Sedan	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
CTS - Coupe	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]					[REDACTED]
CTS - Wagon	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]					[REDACTED]
Escalade	[REDACTED]					[REDACTED]						[REDACTED]
SRX	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
XTS	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]					[REDACTED]
Camaro	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
Camaro Convertible	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
Corvette	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]					[REDACTED]
Cruze	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]
Impala	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]
Malibu	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]
Sonic	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
Spark	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
Volt												[REDACTED]
Avalanche	[REDACTED]					[REDACTED]						[REDACTED]
Captiva	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]
Equinox	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
Express	[REDACTED]					[REDACTED]						[REDACTED]
Silverado	[REDACTED]					[REDACTED]						[REDACTED]
Suburban	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]
Tahoe	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]
Traverse	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]
Acadia	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
Savana	[REDACTED]					[REDACTED]						[REDACTED]
Sierra	[REDACTED]					[REDACTED]						[REDACTED]
Terrain	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]			[REDACTED]
Yukon	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]					[REDACTED]
Yukon XL	[REDACTED]	[REDACTED]				[REDACTED]	[REDACTED]					[REDACTED]
Totals

Attachment 3

Attachment 3

VN9/YT* Volume Amendments

See Attach 2A for a complete list of available incentives for the 2013 MY. Risk incentives vary by Trim.

			UPDATES									
	Vehicle Line Mix	Initial Contract	OCT 2012	JAN 2013	APR 2013	JUL 2013	OCT 2013	JAN 2014	APR 2014	FINAL RECON	Revised Contract	TOTAL ADJ
BUICK	Enclave	[REDACTED]									[REDACTED]	[REDACTED]
	Encore	[REDACTED]									[REDACTED]	[REDACTED]
	LaCrosse	[REDACTED]									[REDACTED]	[REDACTED]
	Regal	[REDACTED]									[REDACTED]	[REDACTED]
	Verano	[REDACTED]									[REDACTED]	[REDACTED]
CADILLAC	ATS	[REDACTED]									[REDACTED]	[REDACTED]
	CTS	[REDACTED]									[REDACTED]	[REDACTED]
	Escalade	[REDACTED]									[REDACTED]	[REDACTED]
	SRX	[REDACTED]									[REDACTED]	[REDACTED]
	XTS	[REDACTED]									[REDACTED]	[REDACTED]
CHEVY CAR	Camaro	[REDACTED]									[REDACTED]	[REDACTED]
	Camaro Convertible	[REDACTED]									[REDACTED]	[REDACTED]
	Corvette	[REDACTED]									[REDACTED]	[REDACTED]
	Cruze	[REDACTED]									[REDACTED]	[REDACTED]
	Impala	[REDACTED]									[REDACTED]	[REDACTED]
	Malibu	[REDACTED]									[REDACTED]	[REDACTED]
	Sonic	[REDACTED]									[REDACTED]	[REDACTED]
	Spark	[REDACTED]									[REDACTED]	[REDACTED]
	Volt	[REDACTED]									[REDACTED]	[REDACTED]
CHEVY TRUCK	Avalanche	[REDACTED]									[REDACTED]	[REDACTED]
	Captiva	[REDACTED]									[REDACTED]	[REDACTED]
	Equinox	[REDACTED]									[REDACTED]	[REDACTED]
	Express	[REDACTED]									[REDACTED]	[REDACTED]
	Silverado	[REDACTED]									[REDACTED]	[REDACTED]
	Suburban	[REDACTED]									[REDACTED]	[REDACTED]
	Tahoe	[REDACTED]									[REDACTED]	[REDACTED]
	Traverse	[REDACTED]									[REDACTED]	[REDACTED]
GMC	Acadia	[REDACTED]									[REDACTED]	[REDACTED]
	Savana	[REDACTED]									[REDACTED]	[REDACTED]
	Sierra	[REDACTED]									[REDACTED]	[REDACTED]
	Terrain	[REDACTED]									[REDACTED]	[REDACTED]
	Yukon	[REDACTED]									[REDACTED]	[REDACTED]
	Yukon XL	[REDACTED]									[REDACTED]	[REDACTED]
	Repurchase Totals	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Attachment 3

Attachment 4

2013 MODEL YEAR GM RENTAL INCENTIVE
PAYMENT TERMS AND CALENDAR

1.
GM will pay the pro rata portion of the matrix money on the fourth Thursday of the month following vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by the second Friday of the month.  An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month.  If the fourth Thursday is a banking holiday, funds will be received the next banking day.  Application for this incentive must be made no later than December 31, 2013.  A complete schedule of due dates and payment dates is detailed in Attachment 4, Page 2.

2.
The agreed to volume and mix requirements in Attachment 3 and/or 2A are subject to adjustments with General Motors prior approval.  Should GM agree to an adjustment, changes will be reflected on a quarterly basis and a revision to Attachment 3 and/or 2A will be issued and signed by both parties.  Actual approved volumes and contractual stated volumes can vary based on the timing of contractual updates.  Any payments received prior to attaining the indicated volume will be returnable to GM at the close of the model year should the volume not be attained.  Any pro rata monthly payment processed in error on volume not approved by GM can be charged back through the open account the following month at GM discretion.

3.
It is understood that the payment of the per unit amount due to the Rental Company is based upon achieving the agreed to volume and mix requirements in Attachment 3 and/or 2A.  In the event that agreed number of vehicles at the agreed mix is not fulfilled, all payments made by GM will be reimbursed to GM on demand. Such reimbursement shall be GM’s sole remedy for the Rental Company’s failure to purchase or lease the agreed number of vehicles.  The Rental Company shall be jointly and severely liable for such reimbursement.

Attachment 4

2012 RENTAL INCENTIVES 2012

JANUARY

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

FEBRUARY

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29			

MARCH

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

APRIL

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

MAY

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

JUNE

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

JULY

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

AUGUST

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

SEPTEMBER

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30						

OCTOBER

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

NOVEMBER

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	

DECEMBER

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

2013 RENTAL INCENTIVES 2013

JANUARY

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

FEBRUARY

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28		

MARCH

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

APRIL

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30				

MAY

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

JUNE

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30						

JULY

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

AUGUST

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

SEPTEMBER

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

OCTOBER

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

NOVEMBER

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

DECEMBER

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

©2003 GENERAL MOTORS LLC.

- (green) DATE RAC RECEIVES FUNDS
- (yellow) LAST DAY FOR RAC MONTHLY SUBMISSIONS
- (pink) VIN DETAIL REPORTS AVAILABLE RIMS RUNS DEENROLL REPORT

Attachment 5

2013 MODEL YEAR GM RENTAL ADVERTISING & PROMOTION GUIDELINES

1.
In all mediums, the phrase “X Rental Company features GM vehicles” must be stated in copy size type, and not in disclaimer size type.  In print this translates to no smaller than 10 pt. type, and for TV the copy should be larger than the network standard for legal disclaimers of 22 scan lines.

2.	Please note that the phrase must use the word “vehicles” and not “cars.”

3.
In TV, the phrase must be on the screen long enough for an average person to notice and read it. For reference purposes, the network standard for the length of time a legal disclaimer must be on the screen is three seconds for the first line and one second for the following lines.  Obviously, we would want to be on longer than this if possible.

4.	A full shot of the vehicle must be displayed, particularly in TV ads. We prefer to have our vehicles identifiable by sight as well as in print.

5.	All vehicles must be identified by manufacturer and nameplate, i.e. Chevrolet Malibu, in print next to the vehicle, as well as in any accompanying copy.

6.	In TV spots, the same identification must be in print or given verbally.

7.	All vehicles used in rental car spots must be stock vehicles, with no alterations.

8.	Any person in a moving vehicle must be shown with their seatbelt on. This point is non-negotiable.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
2013 MY Rental Agreement, Attachment 5

Attachment 6
Equipment & Service Notification

All new vehicles, except Cadillac, that include OnStar, and are ordered using a daily rental order-type, will be eligible for six months of OnStar Service commencing with the reported new vehicles delivery date.  All Cadillac models will continue to be eligible for one year of service.  For daily rental applications, an OnStar blue button press may be handled by a recorded message or a live advisor. Specific processes for managing services like remote door unlocks, stolen vehicle assistance and assuring rental privacy are either already in place with the rental company or will be established upon request. OnStar equipped vehicles have stolen Vehicle Slowdown capability that enables OnStar to slow down a stolen vehicle remotely to assist authorities in its recovery.  OnStar equipped vehicles also have “Remote Ignition Block” capability that enables OnStar to inhibit the ability to start the vehicle.

Daily rental car company acknowledges and agrees that all OnStar service shall be subject to OnStar’s Terms and Conditions and Privacy Statement, which are located at www.onstar.com or by contacting OnStar at 888-4ONSTAR. Further, the daily rental company agrees to include, at the first available opportunity, the following or other approved language in the rental contract to describe OnStar services that may be available:

"If my rental vehicle has active OnStar equipment, I authorize the provision of OnStar services, acknowledge system and service limitations, warranty exclusions, privacy considerations, and the application of other relevant provisions in the OnStar Terms and Conditions and Privacy Statement, and agree to the release of vehicle information as required by law.  Further details are available at OnStar.com or by contacting OnStar at www.onstar.com or at 888-4ONSTAR."

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
2013 MY Rental Agreement, Attachment 6

Attachment 7

LONG TERM SUPPLY AGREEMENT
MODEL YEARS [REDACTED]

1.
GM shall extend the terms and conditions of GM’s 2013 Model Year Daily Rental Purchase Program (refer Attachment 1) for model years [REDACTED].  GM is entitled to place “new” models (as defined by GM) on any of the purchase percentage tiers or create a new tier.  Additionally, GM is entitled to shift vehicles only to higher percentage tiers, (e.g. shift from tier 1 to tier 2, thus lowering ABG’s vehicle depreciation cost).

2.	GM reserves the right to revise depreciation rates on any Daily Rental Purchase Program in the [REDACTED] model year.

3.
GM shall commit to ABG the availability of daily rental vehicles under any or all of the following purchase programs: VX7, VN9, and YT2 for model years [REDACTED]. GM and ABG agree that all volumes purchased under the VX7 program will be combined with VN9 and YT2 volumes toward the overall volume commitment, and for model year volume bonus payments.

4.	GM and ABG shall mutually agree to the following:.

a.	Vehicle mix and production timing
b.	Volume and mix of vehicles within purchase programs (VN9, YT2 and VX7)

GM Global Headquarters at the Renaissance Center~ ~ Detroit, MI 48265-1000 ~ 313-665-1137